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                                                             Exhibit 23 (p)(xix)

(ACADIAN LOGO)

                         ACADIAN ASSET MANAGEMENT, INC.
                                 CODE OF ETHICS

                            UPDATED AS OF APRIL, 2006

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                           BOARD OF DIRECTORS APPROVAL

The undersigned, being all of the Directors of Acadian Asset Management, Inc. hereby consent to the adoption of the following resolutions with the same effect as though they had been adopted at a meeting of the Directors of Acadian Asset Management, Inc.:

RESOLVED, that the Board of Directors authorizes the adoption of the Acadian Code of Ethics, revised effective _____________________, a copy of which is here attached.


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Gary L. Bergstrom                       Date


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Ronald D. Frashure                      Date


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Churchill G. Franklin                   Date


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John R. Chisholm                        Date


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Scott F. Powers                         Date


                                        2

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                                TABLE OF CONTENTS

Introduction                                                                   8

Part 1. General Principles                                                     9

Part 2. Scope of the Code                                                      9

A. Persons Covered by the Code                                                 9

B. Accounts Covered by the Code                                               10

C. Securities Covered by the Code                                             10

Part 3. Standards of Business Conduct                                         11

A. Compliance with Laws and Regulations                                       11

B. Conflicts of Interest                                                      12
1. Conflicts Among Client Interests                                           12
2. Competing with Client Trades                                               12
3. Other Potential Conflicts Provisions                                       12
a. Disclosure of Personal Interest                                            12
b. Referrals/Brokerage                                                        12
c. Vendors and Suppliers                                                      13
d. Soft Dollars                                                               13
e. Frontrunning                                                               13
f. Churning                                                                   13
g. Unfair Treatment of Certain Clients vis-a-vis Others                       13
h. Dealing with Clients as agent and principal                                13

C. Insider Trading                                                            13
1. Penalties                                                                  13
2. Material Nonpublic Information                                             14

D. Personal Securities Transactions                                           15
1. Initial Public Offerings                                                   15
2. Limited or Private Offerings                                               15
3. Blackout Periods                                                           16
4. Short-Term Trading                                                         16


                                        3

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
E. Gifts and Entertainment                                                    18
1. General Statement                                                          18
2. Gifts                                                                      18
a. Receipt                                                                    18
b. Offer                                                                      18
3. Cash                                                                       18
4. Entertainment                                                              18
5. Conferences                                                                19
6. Quarterly Reporting                                                        19

F. Political and Charitable Contributions                                     19

G. Confidentiality                                                            20

H. Service on a Board of Directors                                            20

I. Partnerships                                                               21

J. Other Outside Activities                                                   21

K. Marketing and Promotional Activities                                       21

L. Old Mutual Stock                                                           21

M. Affiliated Broker-Dealers                                                  21

Part 4. Compliance Procedures                                                 22

A. Access Person Investment Accounts and Duplicate Confirms and Statements    22

B. Personal Securities Transactions Procedures and Reporting                  22
1. Monthly Reporting                                                          22
2. Quarterly Reporting                                                        23
3. Annual Reporting                                                           23
New Hire Reporting                                                            23

C. Review and Enforcement                                                     24

D. Certification of Compliance                                                24
1. Initial Certification                                                      24
2. Acknowledgement of Amendments                                              24
3. Annual Certification                                                       24


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
Part 5. Miscellaneous                                                         25
A. Excessive Trading                                                          25
B. Access Person Disclosure and Reporting                                     25
1. Access Person Background Information                                       25
2. Upon Occurrence                                                            25

C. Responsibility to Know Rules                                               25

Part 6. Recordkeeping                                                         25

Part 7. Form ADV Disclosure                                                   26

Part 8. Administration and Enforcement of the Code                            26
A. Training and Education                                                     26

B. Annual Review                                                              26

C. Board Approval (Fund Advisers)                                             26

D. Report to Board (Fund Advisers)                                            26

E. Report to Senior Management (All Advisers)                                 27

F. Reporting Violations                                                       27
1. Confidentiality                                                            27
2. Advice of Counsel                                                          27
3. Apparent Violations                                                        27
4. Retaliation                                                                27

G. Sanctions                                                                  27

H. Further Information about the Code                                         28

                 ONGOING REPORTING FORMS FOR ALL ACCESS PERSONS

EXHIBIT 1:   INVESTMENT ACCOUNT APPROVAL

EXHIBIT 2:   PERSONAL SECURITIES TRANSACTION PRECLEARANCE

EXHIBIT 3:   MONTHLY TRANSACTION REPORTING

EXHIBIT 4:   SHORT-TERM TRADING REPORTING AND APPROVAL

EXHIBIT 5:   ENTERTAINMENT APPROVAL

EXHIBIT 6:   QUARTERLY GIFT AND ENTERTAINMENT REPORTING

EXHIBIT 7:   REPORT OF PARTNERSHIP INVOLVMENT

EXHIBIT 8:   REPORT OF DIRECTOR/RELATIONSHIP INVOLVEMENT

EXHIBIT 9:   CERTIFICATION OF RECEIPT OF CODE AMENDMENTS

                            NEW HIRE REPORTING FORMS

NEW HIRE - EXHIBIT A:   WRITTEN ACKNOWLEDGMENT OF RECEIPT OF THE ACADIAN'S CODE
                        OF ETHICS

NEW HIRE - EXHIBIT B:   REPORTABLE INVESTMENT ACCOUNTS

NEW HIRE - EXHIBIT C:   REPORTABLE SECURITIES HOLDINGS

NEW HIRE - EXHIBIT D:   REPORT OF PARTNERSHIP INVOLVEMENT

NEW HIRE - EXHIBIT E:   REPORT OF DIRECTOR/RELATIONSHIP INVOLVEMENT

                 YEAR END REPORTING FORMS FOR ALL ACCESS PERSON

YEAR END - EXHIBIT A:   WRITTEN ACKNOWLEDGMENT OF RECEIPT OF THE ACADIAN'S CODE
                        OF ETHICS

YEAR END - EXHIBIT B:   REPORTABLE INVESTMENT ACCOUNTS

YEAR END - EXHIBIT C:   REPORTABLE SECURITIES HOLDINGS

YEAR END - EXHIBIT D:   REPORT OF PARTNERSHIP INVOLVEMENT

YEAR END - EXHIBIT E:   REPORT OF DIRECTOR/RELATIONSHIP INVOLVEMENT

                                   APPENDICES

APPENDIX A   DEFINITIONS OF TERMS USED IN THE CODE

APPENDIX B   SPECIAL PROCEDURES RELATING TO RULE 17J-1

APPENDIX C   FREQUENTLY ASKED QUESTIONS AND ANSWERS


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INTRODUCTION

Acadian Asset Management, Inc. ("Acadian") has adopted this Code of Ethics pursuant to Rule 204A-1 under the Investment Advisers Act of 1940 (the "Advisers Act") and rule amendments under Section 204 of the Advisers Act. The Code of Ethics sets forth standards of conduct expected of Acadian's employees and contractors and addresses conflicts that may arise from personal trading. Acadian's Compliance Committee has determined that all of Acadian's on-site consultants and employees (and their immediate family members as defined herein) will be considered "Access Persons" for purposes of the Code.

Certain "offsite" employees or contractors, depending on their job responsibilities and access to customer and trading information, may also be considered "Access Persons" but may be exempt at the discretion of the CCO from certain reporting requirements under the Code.

Acadian's non-resident Director is also considered an Access Person where specified herein. "NON-RESIDENT DIRECTOR" means any director of the Company who does not maintain a business address at the Company and who does not, in the ordinary cause of his or her business, receive current information regarding the purchase or sale of securities by the Company or information regarding recommendations concerning the purchase or sale of securities by the Company. The policies and procedures outlined in the Code of Ethics are intended to promote compliance with fiduciary standards by Acadian and its Access Persons. As a fiduciary, Acadian has the responsibility to render professional, continuous and unbiased investment advice, owes its clients a duty of honesty, good faith and fair dealing, must act at all times in the best interests of clients and must avoid or disclose conflicts of interests.

This Code of Ethics is designed to:

     -    Protect Acadian's clients by deterring misconduct;

     - Educate Access Persons regarding Acadian's expectations and the laws governing their conduct;

     - Remind Access Persons that they are in a position of trust and must act with complete propriety at all times;

     -    Protect the reputation of Acadian;

     -    Guard against violation of the securities laws; and

     - Establish procedures for Access Persons to follow so that Acadian may determine whether Access Persons are complying with its ethical principles.

This Code of Ethics is based upon the principle that the directors, officers and other Access Persons of Acadian owe a fiduciary duty to, among others, the clients of Acadian to conduct their affairs, including their personal securities transactions, in such a manner as to avoid (i) serving their own personal interests ahead of clients; (ii) taking inappropriate advantage of their position with Acadian; and (iii) any actual or potential conflicts of interest or any abuse of their position of trust and responsibility. This fiduciary duty includes the duty of the Chief Compliance Officer of Acadian to report violations of this Code of Ethics to Acadian's Executive Committee, Board of Directors, and the Board of Directors of any U.S. registered management investment company for which Acadian acts as adviser or sub-adviser.


                                       8

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PART 1. GENERAL PRINCIPLES

Our principles and philosophy regarding ethics stress Acadian's overarching fiduciary duty to its clients and the obligation of its Access Persons to uphold that fundamental duty. In recognition of the trust and confidence placed in Acadian by its clients and to give effect to the belief that Acadian's operations should be directed to benefit its clients, Acadian has adopted the following general principles to guide the actions of its Access Persons:

     1. The interests of clients are paramount. All Access Persons must conduct themselves and their operations to give maximum effect to this belief by at all times placing the interests of clients before their own.

     2. All personal transactions in securities by Access Persons must be accomplished so as to avoid even the appearance of a conflict of interest on the part of such Access Persons with the interests of any client.

     3. All Access Persons must avoid actions or activities that allow (or appear to allow) a person to profit or benefit from his or her position with respect to a client, or that otherwise bring into question the person's independence or judgment.

     4. All information concerning the specific security holdings and financial circumstances of any client is strictly confidential. Access Persons are expected to maintain such confidentiality, secure such information and disclose it only to other Access Persons with a need to know that information.

     5. All Access Persons will conduct themselves honestly, with integrity and in a professional manner to preserve and protect Acadian's reputation.

Federal law requires that this Code of Ethics not only be adopted but that it must also be enforced with reasonable diligence. The Chief Compliance Officer will keep records of any violation of the Code of Ethics and of the actions taken as a result of such violations. Failure to comply with the Code of Ethics may result in disciplinary action, including monetary penalties and the potential for the termination of employment with Acadian. In addition, noncompliance with the Code of Ethics has severe ramifications, including enforcement actions by regulatory authorities, criminal fines, civil injunctions and penalties, disgorgement of profits and sanctions on your ability to remain employed in any capacity in the investment advisory business or in a related capacity.

PART 2. SCOPE OF THE CODE OF ETHICS

A.   PERSONS COVERED BY THE CODE OF ETHICS

Acadian's operational and investment management practices expose many if not all its employees and contractors to client information, including holdings. As a result, to ensure compliance with regulatory requirements, Acadian has determined that it will characterize all on site employees and some contract employees and "off-site" employees (to be determined by the Compliance Committee based primarily on access to client information and trading) as Access Persons under the Code of Ethics.

Reporting sections of the Code that are applicable to Acadian's "non-resident director" are the following:

     (1)  The preclearance of purchases of Initial Public Offerings

     (2)  The preclearance of the purchase of sale of Limited or Private
          Offerings.

     (3)  Quarterly reporting of transactions

     (4)  Annual Certification of the receipt of the Code of Ethics

     (5)  Year end holdings report.

With respect to the reporting of personal securities accounts and pre-clearing transactions (requirements outlined below), the definition of an Access Persons is expanded to include the accounts and transactions of the Access Person's immediate family members. An immediate family member is defined to include any relative by blood or marriage living in an Access Person's household (spouse, minor children, a domestic partner etc.), or someone who is primarily supported financially by the Access Person.

B.   ACCOUNTS COVERED BY THE CODE

The Access Person must report accounts and personal securities transactions for any account in which he or she has a direct or indirect beneficial interest and in which a security covered by the Code is eligible for purchase. This typically includes:

     - individual and joint accounts (with the exception of your Acadian 401k account)

     -    accounts in the name of a spouse or domestic partner

     - accounts in the name of minor children or other living in your household and/or subject to your financial support

     -    trust accounts

     -    estate accounts

     -    accounts where you have power of attorney or trading authority

     - other type of accounts in which you have a present or future interest in the income, principal or right to obtain title to securities.

Each employee is responsible for any of his or her immediate family members' compliance with the requirements imposed by the Code of Ethics. Education and oversight is a must. Noncompliance with the Code of Ethics by an immediate family member's will have the same ramifications on the related employee as if it were the employee who did not comply.

C.   SECURITIES COVERED BY THE CODE OF ETHICS

For purposes of the Code of Ethics and its reporting requirements, the term "covered security" will include the following:

          -    any stock or bond;

          -    investment or futures contracts with the exception of currency;

          -    options or warrants to purchase securities;

          - limited partnerships meeting the definition of a "security" (including limited liability and other companies that are treated as partnerships for U.S. federal income tax purposes);

          -    ETFs, ADRs, EDRS and GDRs;

          -    closed-end investment companies;


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

          - shares of open-end mutual funds that are advised or sub-advised by Acadian or one of Acadian's affiliates, including all companies under the Old Mutual umbrellas*; and

          -    private investment funds, hedge funds, and investment clubs;

but specifically does not include:

          -    direct obligations of the U.S. government;

          - bankers' acceptances, bank certificates of deposit, commercial paper, and high quality short-term debt obligations, including repurchase agreements;

          - shares issued by money market funds (domiciled inside or outside the United States);

          - shares of open-end mutual funds that are not advised or sub-advised by Acadian or one of Acadian's affiliates, including all companies under the Old Mutual umbrellas; and

          - shares issued by unit investment trusts that are invested exclusively in one or more open-end funds, none of which are funds advised or sub-advised by Acadian or one of Acadian's affiliates, including all companies under the Old Mutual umbrellas.

* The Chief Compliance Officer will attempt to maintain a current list of firm affiliates and open ended funds that will require pre-approval. If there is any doubt about any open ended fund you wish to purchase you should pre-clear.

As a best practice, Access Persons are encouraged to report all accounts in which multi-family mutual funds can be purchased. This will address, in advance, the addition of any fund families to the list of those advised or subadvised by Acadian or one of our Old Mutual affiliates. Access Persons should be aware that accounts held directly at a mutual fund sponsor may also require reporting as these circumstances change.

PART 3. STANDARDS OF BUSINESS CONDUCT

The Code of Ethics sets forth standards of business conduct that Acadian requires of its Access Persons and that relate to Acadian's and Access Person's fiduciary obligations. Access Persons should maintain the highest ethical standards in carrying out Acadian's business activities. Acadian's reputation is one of its most important assets. Maintaining the trust and confidence of clients is a vital responsibility. This section sets forth Acadian's business conduct standards.

A.   COMPLIANCE WITH LAWS AND REGULATIONS

Each Access Person must comply with applicable federal securities laws and all provisions of Acadian's Compliance Manual.

     1. As part of this requirement, Access Persons are not permitted, in connection with the purchase or sale, directly or indirectly, of a security held or to be acquired by a client:

          a.   to defraud that client in any manner;

          b. to mislead that client, including by making a statement that omits material facts;


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

          c. to engage in any act, practice or course of conduct which operates or would operate as a fraud or deceit upon that client;

          d. to engage in any manipulative practice with respect to that client; or

          e. to engage in any manipulative practice with respect to securities, including price manipulation.

B.   CONFLICTS OF INTEREST

As a fiduciary, Acadian has an affirmative duty of care, loyalty, honesty and good faith to act in the best interests of its clients. Compliance with this duty can be achieved by trying to avoid conflicts of interest and by fully disclosing all material facts concerning any conflict that does arise with respect to any client. In addition, Acadian imposes a higher standard by providing that Access Persons must try to avoid situations that have even the appearance of conflict or impropriety.

     1. CONFLICTS AMONG CLIENT INTERESTS. Conflicts of interest may arise where Acadian or its Access Persons have reason to favor the interests of one client over another client (e.g., larger accounts over smaller accounts, accounts compensated by performance fees over accounts not so compensated, accounts in which Access Persons have made material personal investments, or accounts of close friends or relatives of Access Persons, etc.). Access Persons are prohibited from engaging in inappropriate favoritism of one client over another client that would constitute a breach of fiduciary duty.

     2. COMPETING WITH CLIENT TRADES. Access Persons are prohibited from using knowledge about pending or currently considered securities transactions for clients to profit personally, directly or indirectly, as a result of such transactions, including by purchasing or selling such securities. Conflicts raised by personal securities transactions also are addressed more specifically in section D below.

     3.   OTHER POTENTIAL CONFLICTS PROVISIONS:

          A. DISCLOSURE OF PERSONAL INTEREST. Access Persons are prohibited from recommending, implementing or considering any securities transaction for a client without having disclosed any material beneficial ownership, business or personal relationship or other material interest in the issuer, or its affiliates, to the Chief Compliance Officer or, with respect to the Chief Compliance Officer's interests, another designated senior officer. If such designated person deems the disclosed interest to present a material conflict, the access person may not participate in any decision-making process regarding the securities of that issuer.

               This provision applies in addition to Acadian's initial, monthly and annual personal securities reporting requirements for Access Persons.

          B. REFERRALS/BROKERAGE. Access Persons are required to act in the best interests of Acadian's clients regarding execution and other costs paid by clients for brokerage services. As part of this principle, Access Persons


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

               will strictly adhere to Acadian's policies and procedures regarding brokerage allocation, best execution, soft dollars and other related policies.

          C. VENDORS AND SUPPLIERS. Each Access Person is required to disclose any personal investments or other interests in vendors or suppliers with respect to which that person negotiates or makes decisions on behalf of Acadian. Access Persons with such interests are prohibited from negotiating or making decisions regarding Acadian's business with those companies.

          D. SOFT-DOLLAR COMMISSIONS. All soft dollar trades must comply with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934 and any client specific restrictions.

          E. FRONT-RUNNING. The Company forbids Access Persons, from purchasing or selling stock before a buy or sell recommendation is made to the Client if such transaction will have a negative impact on the client.

          F. CHURNING. Access Persons should not effect transactions to generate increased commissions and unnecessary expenses for a Client. The volume and frequency of all sales and purchases of securities must be measured against the need and purpose for the activities, a Client's investment objectives, and the expenses and benefits to the account. All trading for a Client's account must be undertaken solely in the Client's interest.

          G. UNFAIR TREATMENT OF CERTAIN CLIENTS VIS-A-VIS OTHERS. An Access Person who handles one or more Clients may be faced with situations in which it is possible to give preference to certain Clients over others. Access Persons must be careful not to give preference to one Client over another even if the preferential treatment would benefit Acadian or the Access Person. Each situation should be examined closely to determine whether the Client has consented to the Access Person's actions favoring another Client and whether the resulting relationship with the Client that was not favored is fair and consistent with the securities laws. If both parts of this test have been satisfied, most likely there has been no breach of fiduciary duty.

C.   INSIDER TRADING

Access Persons are prohibited from trading, either personally or on behalf of others, while in possession of material nonpublic information and from communicating material nonpublic information to others in violation of the law. This specifically includes personally trading or informing others of the securities held in a client portfolio or securities transaction contemplated on behalf of any client.

     1. PENALTIES. Trading securities while in possession of material nonpublic information or improperly communicating that information to others may expose you to severe penalties. Criminal sanctions may include a fine of up to $1,000,000 and/or ten years imprisonment. The Securities and Exchange Commission (the

          "SEC") can recover the profits gained or losses avoided through violative trading, impose a penalty of up to three times the illicit windfall and can permanently bar you from the securities industry. You may also be sued by those seeking to recover damages for insider trading violations. Regardless of whether a government inquiry occurs, Acadian views seriously any violation of its insider trading policies, and such violations constitute grounds for disciplinary sanctions, including immediate dismissal.

     2. MATERIAL NONPUBLIC INFORMATION. The term "material nonpublic information" relates not only to issuers but also to Acadian's securities recommendations and client securities holdings and transactions.

          Information is "material" when there is a substantial likelihood that a reasonable investor would consider it important in making his or her investment decisions. Generally, this is information the disclosure of which will have a substantial effect on the price of a company's securities. You should direct any questions about whether information is material to the Chief Compliance Officer.

          Material information often relates to a company's results and operations, including, for example, dividend changes, earnings results, changes in previously released earnings estimates, significant merger or acquisition proposals or agreements, major litigation, liquidation problems and extraordinary management developments. Material information also may relate to the market for a company's securities. Information about a significant order to purchase or sell securities may, in some contexts, be deemed material. Similarly, prepublication information regarding reports in the financial press also may be deemed material.

          Information is "public" when it has been disseminated broadly to investors in the marketplace. Tangible evidence of such dissemination is the best indication that the information is public. For example, information is public after it has become available to the general public through a public filing with the SEC or some other governmental agency, The Wall Street Journal, other publications of general circulation, media broadcasts, or over public internet websites.

          Access Persons shall not disclose any nonpublic information (whether or not it is material) relating to Acadian or its securities transactions to any person outside Acadian (unless such disclosure has been authorized by Acadian). Material nonpublic information may not be communicated to anyone, including persons within Acadian, with the exception of the Chief Compliance Officer or his designee, unless this is required for the performance of job responsibilities. Such information should be secured. For example, access to files containing material nonpublic information and computer files containing it should be restricted to Acadian employees, and conversations containing such information, if appropriate at all, should be conducted in private to avoid potential interception.

     3. Before executing any trade for yourself or others, including clients, an Access Person must determine whether he or she has access to material nonpublic information. If you think that you might have access to material nonpublic information, you should take the following steps:


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

          a. report the information and proposed trade immediately to the Chief Compliance Officer.

          b. do not purchase or sell the securities on behalf of yourself or others, including clients.

          c. do not communicate the information inside or outside Acadian, other than to the Chief Compliance Officer or his designee.

          d. after the Chief Compliance Officer has reviewed the issue, Acadian will determine whether the information is material and nonpublic and, if so, what action Acadian should take, if any.

D.   PERSONAL SECURITIES TRANSACTIONS

All Access Persons will strictly comply with Acadian's policies and procedures regarding personal securities transactions. Acadian's Pre-Clearance form is attached as Exhibit 2 and is discussed in greater detail in Section 4 (B) below

     1. INITIAL PUBLIC OFFERINGS - PRE-CLEARANCE. Unless prohibited from purchasing IPOs as a result of licensing with the NASD, Access
          Persons must pre-clear for their personal accounts purchases of any securities in an initial public offering (IPO). Acadian will maintain a written record of any decision, and the reasons supporting the decision, to approve the personal acquisition of an IPO for at least five years after the end of the fiscal year in which the approval was granted. Before granting such approval Acadian will evaluate such investment to determine that the investment creates no material conflict between the access person and Acadian. Acadian may consider approving the transaction if it can determine that: (i) the investment did not result from directing Firm brokerage business to the underwriter of the issuer of the security, (ii) the access person is not misappropriating an opportunity that should have been offered to eligible clients, and (iii) the access person's investment decisions for clients will not be unduly influenced by his or her personal holdings, and investment decisions are based solely on the best interests of clients. Any access person authorized to purchase securities in an IPO shall disclose that investment when they play a part in the client's subsequent consideration of an investment in that issuer. In such circumstances, the client's decision to purchase securities of the issuer shall be subject to independent review by investment Access Persons with no personal interest in the issuer.

     2. LIMITED OR PRIVATE OFFERINGS - PRE-CLEARANCE. Access Persons must pre-clear for their personal accounts purchases of any securities in limited or private offerings (commonly referred to as private placements). Acadian will maintain a record of any decision, and the reasons supporting the decision, to approve the personal acquisition of a private placement for at least five years after the end of the fiscal year in which the approval was granted. Before granting such approval Acadian will evaluate such investment to determine that the investment creates no material conflict between the access person and Acadian. Acadian may consider approving the transaction if it can determine that: (i) the investment did not result from directing Firm brokerage business to the underwriter of the issuer of the security,
          (ii) the access person is not misappropriating an opportunity that should


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

          have been offered to eligible clients, and (iii) the access person's investment decisions for clients will not be unduly influenced by his or her personal holdings, and investment decisions are based solely on the best interests of clients. Any access person authorized to purchase securities in a private placement shall disclose that investment when they play a part in the client's subsequent consideration of an investment in that issuer. In such circumstances, the client's decision to purchase securities of the issuer shall be subject to independent review by investment Access Persons with no personal interest in the issuer. Qualified Access Persons are permitted to invest in private offering offered and/or managed by Acadian.

     3. BLACKOUT PERIODS. A five (5) day blackout period applies to access person trading. A "pre-trade" blackout period of trade date plus two days prior to trade date will apply to all access persons who become aware or reasonably should have been aware because of their job responsibilities that a security is being considered for purchase or sale for a client account. This "pre-trade" blackout period will not apply to access persons who did not know of and had no reason to know of the pending transaction. A "post-trade" blackout period of trade date plus two days after trade date will apply to all access persons regardless of job responsibilities.

          Depending on the occurrence, trades made within the proscribed period shall generally be unwound, if possible. Otherwise, profits realized on trades within the proscribed period shall generally be disgorged to a charity designated by Acadian or to a client if appropriate at the discretion of the Chief Compliance Officer.

     4. SHORT-TERM TRADING. Unless an exception is granted by the Chief Compliance Officer, no access person may profit in the purchase and sale, or sale and purchase, of the same securities within sixty (60) calendar days. Trades made in violation of this prohibition should be unwound, if possible. Otherwise, any profits realized on such short-term trades shall be subject to disgorgement to a charity designated by Acadian or to a client if appropriate at the discretion of the Chief Compliance Officer.

          Access Persons are reminded that they are specifically prohibited from engaging in short-term trading in mutual funds advised by Acadian or sub-advised by Acadian.

          The ban on short-term trading profits is specifically designed to deter potential conflicts of interest and frontrunning transactions, which typically involve a quick trading pattern to capitalize on a short-lived market impact of a trade by a Client. Acadian shall consider the policy reasons for the ban on these short-term trades, as stated herein, in determining when an exception to this prohibition is permissible. An Access Person wishing to execute a short term trade must complete both the Pre-Clearance Form (Exhibit 2) and the Short Term Trading Form (Exhibit 4) and submit each to the Chief Compliance Officer for review and approval.

PERSONAL SECURITIES THAT ARE SUBJECT TO PRECLEARANCE REQUIREMENTS BUT ARE EXEMPT FROM THE BLACKOUT RESTRICTIONS NOTED ABOVE:

Acadian's Chief Compliance Officer may allow exceptions to policy on a case-by-case basis when the abusive practices that the policy is designed to prevent, such as frontrunning or conflicts of interest, are not present and the equity of the situation strongly supports an exemption. Acadian has determined that the following categories of transactions will be subject to preclearance requirements but will be exempt from the blackout restrictions noted above as these transactions appear upon reasonable inquiry and investigation to present no reasonable likelihood of harm to the Client provided they are otherwise executed in accordance with this Code, Section 206 of the Advisers Act, and Rule 17j-1 of the Investment Company Act of 1940.

     1. purchases or sales of any securities with > $2 billion market capitalization on transaction date;

     2. purchases or sales of 500 or fewer shares of an equity security within any three-consecutive month period (all trades within a three-consecutive month period shall be aggregated to determine the availability of this exemption);

          or

          any amount if the actual or proposed acquisition or disposition by the Client is in the amount of 1,000 or fewer shares (or less than $25,000 market value) and the Security is listed on a national securities exchange or the NASDAQ system.

PERSONAL SECURITIES TRADES THAT ARE EXEMPT FROM BOTH THE PRECLEARANCE REQUIREMENTS AND THE PROHIBITIONS NOTED ABOVE:

     1. purchases or sales affected in any account over which the Access Person has no direct or indirect influence or Control including accounts in which the Access Person has granted to a broker, dealer, trust officer or other third party non-access person full discretion to execute transactions on behalf of the Access Person without consultation or Access person input or direction.

     2.   purchases or sales which are involuntary on the part of the Access
          Person;

     3.   purchases or sales within Acadian's 401k plan;

     4.   purchases which are part of an automatic dividend reinvestment plan;

     5. purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired;

     6. purchases or sales of currencies and interest rate instruments or futures or options on them.

E.   GIFTS AND ENTERTAINMENT.

     1.   GENERAL STATEMENT

     A conflict of interest occurs when the personal interests of Access Persons interfere or could potentially interfere with their responsibilities to Acadian and its clients. Access Persons may not accept inappropriate gifts, favors, entertainment, special accommodations or other things of material value that could influence their decision-making or make them feel beholden to a person or firm. Access Persons are expressly prohibited from considering gifts, gratuities or entertainment when choosing brokers or vendors. Similarly, Access Persons may not offer gifts, favors, entertainment or other things of value that could be viewed as overly generous or aimed at influencing decision-making or making a client feel beholden to Acadian or the Access Person.

     2.   GIFTS

     A. RECEIPT - No Access Person may receive any gift, service or other thing totaling more than de minimis value ($250 per year) from any person or entity that does business with or on behalf of Acadian. (Note - If the access person is also registered with the NASD, the permissible limit is only $100 per year). Access Persons are expressly prohibited from soliciting any gift.

     B. OFFER - No Access Person may give or offer any gift of more than de minimis value ($250 per year) to existing clients, prospective clients or any entity that does business with or on behalf of Acadian without pre-approval by the Chief Compliance Officer. (Note - Regulations relating to the investment management of state or municipal pension funds often severely restrict or prohibit the offer of gifts or entertainment of any value to government officials (elected officials and employees of elected offices) who have involvement or influence over the selection of an investment manager. As a best practice, it is advisable to consult with such individuals prior to providing any type gift or entertainment.)

     3. CASH - No Access Person may give or accept cash gifts or cash equivalents to or from a client, prospective client or any entity that does business with or on behalf of Acadian.

     4. ENTERTAINMENT - No Access Person may provide or accept extravagant or excessive entertainment to or from a client, prospective client, or any person or entity that does or seeks to do business with or on behalf of Acadian. Access Persons may provide or accept an occasional business entertainment event, at a venue where business is typically discussed, such as dinner or a sporting event, of reasonable value, provided that the person or a representative of the entity providing the entertainment is present.

          If the anticipated value of the entertainment is expected to exceed $250, preapproval from a supervisor is required prior to acceptance of the entertainment. Please use the form provided as Exhibit 5 for this purpose.

          Access Persons are expressly prohibited from soliciting any entertainment. (Note - Regulations relating to the investment management of state or municipal pension funds often severely restrict or prohibit the offer of gifts or entertainment of any value to government officials (elected officials and employees of elected offices) who have involvement or influence over the selection of an investment manager. As a best practice, it is advisable to consult with such individuals prior to providing any type gift or entertainment.)

          Using the form provided as Exhibit 6 attached, on a quarterly basis each Access Persons must disclose to his or her supervisor all gifts and entertainment received.

     5. CONFERENCES - Employee attendance at all industry conferences must be pre-approved by the employee's supervisor. If any part of the conference will be paid for by the host or a third party, conference attendance will require approval by the Chief Compliance Officer. The Chief Compliance Officer will review, among other factors, the purpose of the conference, the conference agenda, and the proposed costs that will be paid or reimbursed by the third party.

          It is against Acadian policy to pay to attend any conference where the payment to attend will directly or indirectly impact whether Acadian is awarded client business.

     6. QUARTERLY REPORTING - Acadian will require all Access Persons to report any gifts or entertainment received on a Quarterly basis using the form provided at Exhibit 6.

F.   POLITICAL AND CHARITABLE CONTRIBUTIONS

A.   POLITICAL

Acadian as a firm does not make political contributions.

Access persons are prohibited from making a political contribution to any candidate for office in a state or district for which the employee is not eligible to vote. Individual exceptions may be granted by the CCO if it is determined that a candidate would not be in the position or appear to be in the position to potentially influence the direction of business to Acadian.

An example of a prohibited contribution would be: A Massachusetts resident would be prohibited by the Code from donating money to the Rhode Island governor's race.

Access Persons are prohibited from making any political contributions to any political campaign for the office of Treasurer, office of Comptroller or any similar office or position that could or may appear to have any influence or control over the selection or retention of an investment manager.

Political contributions requested by a client or prospect will be prohibited as these may be deemed as an attempt to retain or win business.

B.   CHARITABLE

Although Acadian encourages its Access Persons to be charitable, no donations should be made or should appear to have been made for the purpose of obtaining or retaining client business.

Any client or prospect request to Acadian or an Acadian employee for a charitable donation should be brought to the attention of the Compliance Committee. Any donation made by the firm to a client or prospect charity should be nominal as to not appear to have been made to obtain or retain the business and should be done in accordance with the firm's Charitable giving policy.

G. CONFIDENTIALITY. Access Persons have the highest fiduciary obligation not to reveal confidential company information to any party that does not have a clear and compelling need to know such information and to safeguard all client information. Access Persons must keep confidential at all times any nonpublic information they may obtain in the course of their employment at Acadian. This information includes but is not limited to:

          a. any client's identity (unless the client consents), any information regarding a client's financial circumstances or advice furnished to a client by Acadian;

          b. information on specific client accounts, including recent or impending securities transactions by clients and activities of the portfolio managers for client accounts;

          c. specific information on Acadian's investments for clients (including former clients) and prospective clients and account transactions;

          d. information on other Access Persons, including their compensation, benefits, position level and performance rating; and

          e. information on Acadian's business activities, including new services, products, technologies and business initiatives, unless disclosure has been authorized by Acadian.

Access Persons should be sensitive to the problem of inadvertent or accidental disclosure, through careless conversation in a public place or the failure to safeguard papers and documents. Documents and papers should be kept in appropriately marked file folders and locked in file cabinets when appropriate.

H.   SERVICE ON A BOARD OF DIRECTORS

Prior to accepting a position as an officer, director, trustee, partner, or Controlling person in any other company or business venture (other than a non-profit organization that is not a Client of the Company), or as a member of an investment organizations (e.g., an investment club), Access persons, must disclose the position to the Chief Compliance Officer using the form provided at
Exhibit 8. Any such position should also be disclosed to the Chief Compliance Officer at least annually using the same form. Notice of such positions may be given to the compliance officer of any Fund advised or subadvised by the Company.

As a firm policy, Acadian will restrict from its potential investment universe, and will not invest in or recommend client investment in, any publicly traded company for which an Acadian employee serves as a Board member.

I.   PARTNERSHIPS

Any partnership or similar arrangement, either participated in or formulated by an Access Person, should be disclosed to the Chief Compliance Officer prior to formation or if already in existence, at the time of employment using the form provided at Exhibit 7. Any such partnership interest should also be disclosed to the Chief Compliance Officer at least annually using the same form.

J.   OTHER OUTSIDE ACTIVITIES

Access Persons may not engage in outside business interests or employment that could in any way conflict with the proper performance of their duties as Access Persons of Acadian. All Access Persons must obtain the approval of their Department Supervisor and Human Resources prior to accepting any employment outside of Acadian. Supervisors will keep a record of all approvals and involve the Chief Compliance Officer as needed.

K.   MARKETING AND PROMOTIONAL ACTIVITIES

Acadian has instituted policies and procedures relating to its marketing, performance, advertising and promotional materials to comply with relevant securities laws. All oral and written statements by Access Persons, including those made to clients, their representatives, the public or the media, must be professional, accurate, balanced and not misleading in any way.

L.   OLD MUTUAL STOCK OR OTHER AFFILIATE STOCK

No Access Person shall advise a Client to purchase, hold or sell Old Mutual stock or stock in any of our other affiliated companies. No Access Person having discretionary authority over Client funds shall exercise such discretion to invest such funds in Old Mutual Stock or stock of any of our other affiliated companies. As of March 13, 2006, Old Mutual affiliates include:

Mutual & Federal Insurance Company Limited
Nedcor Limited
Skandia AB
Longview Fibre Company

An updated list of affiliated companies is available through the Compliance Department upon request.

M.   AFFILIATED BROKER-DEALERS

Through the common ownership of our parent company, Acadian has affiliated broker-dealers. Acadian will not utilize the services of any of these firms to trade for the accounts of any firm client. Acadian will also abide by any restrictions imposed by a client regarding the use of any specific broker-dealer including those that may be an affiliate of the client.

PART 4. COMPLIANCE PROCEDURES

In general, any reports, statements or confirmations described herein and submitted pursuant to this Code of Ethics to the Chief Compliance Officer or his designee shall be treated as confidential. Access Persons are expected to respond truthfully and accurately to all requests for information. Access Person should be aware that copies of such reports, statements or confirmations, or summaries of each, may be provided to certain managers, officers or directors at Acadian, chief compliance officers of any registered investment company client Acadian advises or sub-advises, outside counsel, and/or regulatory authorities upon appropriate request.

A. ACCESS PERSON INVESTMENT ACCOUNTS AND DUPLICATE TRADE CONFIRMATIONS AND STATEMENTS

All Access Persons as defined in the Code are required to notify the Chief Compliance Officer in writing of any investment account in which he or she has direct or indirect beneficial interest and in which a security covered by the Code can be purchased. A form has been provided at Exhibit 1 for this purpose Notification can also be made as part of the Monthly Reporting form attached as
Exhibit 3. For all such accounts in which a "covered security" as defined in this Code can be purchased, Acadian will directly request the account custodian to be made an interested third party on the account for the purpose of receiving duplicate trade confirmations and account statements.

B.   PERSONAL SECURITIES TRANSACTION PROCEDURES AND REPORTING

Utilizing the Personal Securities Transaction Pre-Clearance Form provided at
Exhibit 2, each Access Person, must pre-clear any proposed transaction in "covered securities" with the Chief Compliance Officer or his designee prior to proceeding with the transaction. No transaction in a "covered security" shall be effected without the prior written approval of the Chief Compliance Officer or his designee. Once granted, each pre-clearance is only effective until the close of the next trading day from which it was granted unless granted on a Friday then it will expire at the close of the US markets on Friday.

In the absence of the Chief Compliance Officer, Kacie Gough, Compliance Analyst or Mark Minichiello, Chief Financial Officer, is authorized to pre-clear transactions. Either will pre-clear any proposed transactions by the Chief Compliance Officer.

     1.   MONTHLY REPORTING

All Access Persons, must make a monthly report to the Chief Compliance Officer of all transactions involving covered securities in which they have direct or indirect Beneficial Ownership and the account in which the security was purchased using the form provided at Exhibit 3. The Compliance Officer will submit his or her own personal transactions report to a designated Alternate Review Officer. Every report should be signed and dated and filed with the Chief Compliance Officer no later than 10 days after the end of the calendar month. If no trading occurred, a report so stating is still required..

     2.   QUARTERLY REPORTING

All Non-Resident Directors must make a quarterly report to the Compliance Officer of all transactions involving Securities in which they have Beneficial Ownership. If the Non-Resident Director establishes a securities account during the period, the quarterly report must also disclose the name of broker, dealer, or bank with whom the account is established. This information will be kept confidential if requested by the Non-Resident Director subject to any obligations the Company may have to disclose information to regulatory authorities or under law or court order. Every report should be signed and dated and filed with the Chief Compliance Officer no later than 10 days after the end of the calendar quarter. If no trading occurred, a report so stating is still required.

     3.   ANNUAL REPORTING

By January 31 of each year, each Access Person must also complete an annual report confirming that they have read and understood the Code of Ethics, have complied with its requirements, and have reported all personal securities transactions required to be reported pursuant to the requirements of the Code of Ethics. This confirmation should take the form attached as Year End - Exhibit A and shall be delivered to the Compliance Officer.

     a. Each Access Person must provide to the Chief Compliance Officer a complete listing of all securities covered under the Code in which he/she has Beneficial Ownership and securities accounts covered under the Code that the Access Person maintains in a broker, dealer, or bank as of December 31 of the previous year. The report shall be made on the Year End - Exhibits B and C attached and shall be delivered to the Chief Compliance Officer.

     b. Each Access Personmust annually disclose any relationship (such as a directorship, trusteeship, etc.). This disclosure should be made on the form attached as Year End - Exhibit E and shall be delivered to the Chief Compliance Officer.

     c. Each Access Personmust annually disclose any participation in a partnership. This disclosure should be made on the form attached as Year End - Exhibit D and shall be delivered to the Chief Compliance Officer.

     4.   NEW HIRE REPORTING

New Access Persons are required to file the following forms within TEN (10) DAYS of their hire date:

     a.   Initial Certification of Receipt of Code. (New Hire - Exhibit A)

     b.   Initial Report of Reportable Investment Accounts. (New Hire - Exhibit
          B)

     c.   Initial Report of Securities Holdings. (New Hire - Exhibit C)

     d. Access Person Partnership Involvement Relationship Report. (New Hire - Exhibit -D),

     e. Access Person Report of Director/Relationship Involvement. (New Hire - Exhibit E)

Thereafter, the above referenced reports will be required on an annual basis.

C.   REVIEW AND ENFORCEMENT

The Chief Compliance Officer (or other designated compliance associate) will review personal securities transactions and holdings reports periodically submitted by Access Persons under this Code. The review may include, but not limited to, the following:

     a. An assessment of whether the access person followed the Code and any required internal procedures, such as pre-clearance, including the comparison of the "Pre-Clearance Reports" to the monthly account statements;

     b.   Comparison of personal trading to any restricted lists;

     c. An assessment of whether the access person and Acadian are trading in the same securities and, if so, whether the clients are receiving terms as favorable as the access person;

     d. Periodically analyzing the access person's trading for patterns that may indicate potential compliance issues including front running, excessive or short term trading or market timing.

     e. Any pattern of trading raising the appearance that the access person may be taking advantage of their position at Acadian.

Before any determination is made that a personal trading or any other material code violation has been committed by any Access Person, the Access Person will have the opportunity to supply additional explanatory material. If the Chief Compliance Officer initially determines that a violation has occurred, he will prepare a written summary of the occurrence, together will all supporting information/documentation including any explanatory material provided by the Access Person, and present the situation to the Compliance Committee for initial determination and recommendation for resolution. If deemed warranted by the Compliance Committee, the report of the incident and the recommendation for resolution will be forwarded to Acadian's Executive Committee and potentially outside counsel for evaluation and recommendation for resolution. No Access Person will participate in a determination of whether he/she has committed a violation or impose any sanction against him/her. All violations and resolutions will be documented.

D.   CERTIFICATION OF COMPLIANCE

     1. INITIAL CERTIFICATION. Acadian provides all Access Persons with a copy of this Code of Ethics. Acadian requires all Access Persons to certify in writing that they have: (a) received a copy of the Code; (b) read and understand all provisions of the Code; and (c) agreed to comply with the terms of the Code.

     2. ACKNOWLEDGEMENT OF AMENDMENTS. Acadian will provide Access Persons with any material amendments to its Code of Ethics and Access Persons will submit a written acknowledgement that they have received, read, and understood the amendments to the Code. Acadian and members of its compliance staff will make every attempt to bring important changes to the attention of Access Persons.

     3. ANNUAL CERTIFICATION. All Access Persons are required annually to certify that they have read, understood, and complied with the Code of Ethics.

PART 5. MISCELLANEOUS

A.   EXCESSIVE OR INAPPROPRIATE TRADING

The Company understands that it is appropriate for Access Persons to participate in the public securities markets as part of their overall personal investment programs. As in other areas, however, this should be done in a way that creates no potential conflicts with the interests of any Fund or Portfolio. Further, it is important to recognize that otherwise appropriate trading, if excessive (measured in terms of frequency, complexity of trading programs, numbers of trades, or other measure as deemed appropriate by the Chief Compliance Officer), may compromise the best interests of any Funds or Portfolios if such excessive trading is conducted during the workday or using Fund/Portfolio resources. Accordingly, if personal trading rises to such dimension as to create an environment that is not consistent with the Code of Ethics, such personal transactions may not be approved or may be limited by the Chief Compliance Officer.

B.   ACCESS PERSON DISCLOSURES AND REPORTING

     1. ACCESS PERSON BACKGROUND INFORMATION. The SEC registration form for investment advisors requires the reporting, under oath, of past disciplinary actions taken against all "advisory affiliates." The Investment Advisers Act requires similar disclosure to the Client. The term "advisory affiliate" includes directors and chief officers of an advisor; individuals who have the power to direct or cause the direction of the management or policies of a company; and all current Access Persons except those performing only clerical, administrative, support or similar functions. Many advisory affiliates must also provide biographical information that must be reported to the SEC. If any of the information becomes inaccurate or needs to be updated to make it accurate, it shall be your obligation to bring this to the attention of the Compliance Officer.

     2. UPON OCCURRENCE. Any prior, current, or potential litigation in which the Access Person is, or has been, a party, or is aware of the possibility of being named as a party, which in any way relates to the Company business, must be disclosed to the Chief Compliance Officer.

C.   RESPONSIBILITY TO KNOW THE RULES

Access Persons are responsible for their actions under the law and are therefore required to be sufficiently familiar with the Advisers Act and other applicable federal and state securities laws and regulations to avoid violating them. Claimed ignorance of any rule or regulation or of any requirement under this Code or any other Acadian policy or procedure is not a defense for employee conduct.

PART 6. RECORDKEEPING

Acadian will maintain the following records in a readily accessible place pertaining to this Code of Ethics:

     - A copy of each Code that has been in effect at any time during the past five years;

     - A record of any violation of the Code and any action taken as a result of such violation for five years from the end of the fiscal year in which the violation occurred;

     - A record of all written acknowledgements of receipt of the Code and amendments for each person who is currently, or within the past five years was, a Access Person (these records must be kept for five years after the individual ceases to be a Access Person of Acadian);

     -    Holdings and transactions reports made pursuant to the Code;

     - A list of the names of persons who are currently, or within the past five years were, Access Persons;

     - A record of any decision and supporting reasons for approving the acquisition of securities by Access Persons in IPOs and limited offerings for at least five years after the end of the fiscal year in which approval was granted.

     - A record of persons responsible for reviewing Access Persons' reports currently or during the last five years; and

     - A copy of reports provided to the board of directors of any U.S. registered management investment company for which Acadian acts as adviser or sub-adviser regarding the Code.

PART 7. FORM ADV DISCLOSURE

Acadian will include on Schedule F of Form ADV, Part II a description of Acadian's Code of Ethics, and Acadian will provide a copy of its Code of Ethics to any client or prospective client upon request.

PART 8. ADMINISTRATION AND ENFORCEMENT OF THE CODE

A.   TRAINING AND EDUCATION

Acadian has designated the Chief Compliance Officer and head of Human Resources as the persons primarily responsible for training and educating Access Persons regarding the Code. In addition to training newly hire Access Persons, a training session for all Access Persons will occur at least yearly.

B.   ANNUAL REVIEW

The Chief Compliance Officer will review the Code on an ongoing basis to ensure effective implementation and to make any revisions necessary to comply with regulatory requirements, industry best practices and/or Acadian's changing business requirements.

C.   BOARD APPROVAL (FUND ADVISERS)

Acadian will submit any material amendments to its own Board of Directors, the Board of Directors of Old Mutual and any fund we advise or sub-advise.

D.   REPORT TO THE BOARD(S) OF INVESTMENT COMPANY CLIENTS

If requested, Acadian will provide an annual written report to the board of directors of each of its U.S. registered management investment company clients that describes any issues arising under Acadian's Code of Ethics since the last report, including information about material violations of the Code and sanctions imposed in response to such violations. The report will include discussion of whether any waivers that might be considered important by the board were granted during the period. The report must also certify that the adviser has adopted procedures reasonably necessary to prevent Access Persons from violating the code.

E.   REPORT TO SENIOR MANAGEMENT

The Chief Compliance Officer will report to Acadian's Compliance and Executive Committees regarding the annual review of this Code and to bring all material violations to their attention.

F.   REPORTING VIOLATIONS

All Access Persons must report violations of Acadian's Code of Ethics promptly to the Chief Compliance Officer or other appropriate Access Persons designated in this Code. Failure to report a violation known to you will also be considered a violation of the Code.

     1. CONFIDENTIALITY. Any reports pursuant to Acadian's Code of Ethics will be treated confidentially to the extent permitted by law and investigated promptly and appropriately. Access Persons may submit any violation report referenced herein anonymously.

     2. ADVICE OF COUNSEL. Access Persons are encouraged to seek advice from the Chief Compliance Officer with respect to any action or transaction which may violate Acadian's Code of Ethics and should also refrain from any action or transaction with might lead to the appearance of a violation of this Code.

     3. APPARENT VIOLATIONS. Acadian encourages Access Persons to report "apparent" or "suspected" violations of the Code of Ethics in addition to actual or known violations of the Code.

     4. RETALIATION. Retaliation against any Access Person who reports a violation with respect to Acadian's Code of Ethics is prohibited and constitutes a further violation of this Code. "Whistle Blower" protections will be afforded those who report Code violations.

G.   SANCTIONS

Any violation of Acadian's Code of Ethics may result in disciplinary action that the Chief Compliance Officer or other Firm employee(s) responsible for its administration deem appropriate, including but not limited to a warning, fines, disgorgement, suspension, demotion, or termination of employment. In addition to sanctions, violations may result in referral to civil or criminal authorities where appropriate.

H.   FURTHER INFORMATION ABOUT THE CODE

Access Persons are encouraged to contact the Chief Compliance Officer (Scott
Dias) with any questions about permissible conduct under the Code.

                    PERSONS RESPONSIBLE FOR CODE ENFORCEMENT

PRIMARY
CHIEF COMPLIANCE OFFICER:            SCOTT DIAS

ALTERNATE REVIEW OFFICER
COMPLIANCE ANALYST:                  KACIE GOUGH
CHIEF FINANCIAL OFFICER:             MARK MINICHIELLO
MANAGING DIRECTOR, SINGAPORE OFFICE: RICK BARRY

TRAINING
HEAD OF HUMAN RESOURCES:             JOANN BILES

ACADIAN'S COMPLIANCE AND EXECUTIVE COMMITTEE'S ARE ALSO RESPONSIBLE FOR CODE OF ETHICS IMPLEMENTATION AND ENFORCEMENT

                 ONGOING REPORTING FORMS FOR ALL ACCESS PERSONS

EXHIBIT 1: INVESTMENT ACCOUNT APPROVAL

EXHIBIT 2: PERSONAL SECURITIES TRANSACTION PRECLEARANCE

EXHIBIT 3: MONTHLY TRANSACTION REPORTING

EXHIBIT 4: SHORT-TERM TRADING REPORTING AND APPROVAL

EXHIBIT 5: ENTERTAINMENT APPROVAL

EXHIBIT 6: QUARTERLY GIFT AND ENTERTAINMENT REPORTING

EXHIBIT 7: REPORT OF PARTNERSHIP INVOLVMENT

EXHIBIT 8: REPORT OF DIRECTOR/RELATIONSHIP INVOLVEMENT

EXHIBIT 9: CERTIFICATION OF RECEIPT OF CODE AMENDMENTS

                                    EXHIBIT 1
                           INVESTMENT ACCOUNT APPROVAL

I request approval of the following investment accounts in which I have a direct or indirect interest and in which a reportable security under the Code of Ethics may be purchased.

     WHERE THE                           ACCOUNT      DIRECT   INDIRECT   PREVIOUSLY
ACCOUNT IS LOCATED   ACCOUNT NUMBER    REGISTRATION    OWNER     OWNER     DISCLOSED
------------------   --------------   -------------   ------   --------   ----------
EXAMPLE: CHARLES
SCHWAB               XXXX-XXXX        EMPLOYEE, IRA      X                    X

-------------------------------------   ----------------------------------------
Access Person Name                      Compliance                          Date


-------------------------------------
Access Person Signature          Date

                                    EXHIBIT 2
               PERSONAL SECURITIES TRANSACTIONS PRE-CLEARANCE FORM

I hereby request pre-clearance of the securities listed below. I am aware that each pre-clearance is only effective until the close of the next trading day from which it was granted unless granted on a Friday then it will expire at the close of the US markets on Friday. The Access Person is required to obtain additional preclearance if the trade is not completed before the authority expires.

                                                                                     TRANSACTION   COMPLIANCE
                                                                                      TYPE (I.E.   AUTHORIZED
NAME OF BROKER, DEALER OR BANK   SYMBOL/NAME                 PRICE PER   PRINCIPAL    BUY, SELL,   ----------
      AND ACCOUNT NUMBER         OF SECURITY   # OF SHARES     SHARE       AMOUNT        ETC.)      YES    NO
------------------------------   -----------   -----------   ---------   ---------   -----------   ----   ---


This report (i) excludes transactions with respect to which I had no direct or indirect influence or Control.

Is any proposed transaction described above within sixty (60) days of a prior transaction in the same or equivalent Security? Yes: [ ] No: [ ]

If yes, the Access Person must submit a Securities Transactions Report Relating to Short Term Trading (Exhibit E) for pre-approval.

Is any proposed transaction described above considered an Initial Public Offering (IPO) or Private Placement? Yes: [ ] No: [ ]

-------------------------------------   ----------------------------------------
Access Person name                      Compliance                          Date


-------------------------------------
Access Person Signature          Date

                                    EXHIBIT 3
          ACCESS PERSON SECURITIES TRANSACTIONS REPORT FOR THE CALENDAR
                          MONTH ENDED:_________________
                      (SUBMIT WITHIN 10 DAYS OF MONTH END)

1. During the month referred to above, the following transactions were effected in securities of which I had, or by reason of such transaction acquired, direct or indirect beneficial ownership, and which are required to be reported pursuant to the Code of Ethics adopted by the Company. (if none were transacted, write "none"). You do not need to report transactions in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and unaffiliated registered open-end investment companies (mutual funds). PLEASE CHECK THIS BOX IF AN ADDENDUM IS ATTACHED LISTING ADDITIONAL SECURITIES [ ]

                                                                                                          NEW
                                                                                             TYPE OF    ACCOUNT
                                                                                            OWNERSHIP     THIS
NAME OF BROKER, DEALER OR BANK                      BUY OR     NUMBER    SHARES OWNED AS   (DIRECT OR    MONTH*
      AND ACCOUNT NUMBER         NAME OF SECURITY    SELL    OF SHARES     OF MONTH END     INDIRECT)    (Y/N)
------------------------------   ----------------   ------   ---------   ---------------   ----------   -------


If a new account in which a trade was executed was opened this month, please provide the following information for each account:

ACCOUNT REGISTRATION (I.E. NAME OF
  THE ACCOUNT) EX. EMPLOYEE, IRA     DIRECT OWNER (Y/N)   INDIRECT OWNER (Y/N)
----------------------------------   ------------------   --------------------


This report (i) excludes transactions with respect to which I had no direct or indirect influence or Control.

-------------------------------------   ----------------------------------------
Access Person name                      Compliance                          Date


-------------------------------------
Access Person Signature          Date

                                    EXHIBIT 4

SECURITIES TRANSACTIONS REPORT RELATING TO SHORT-TERM TRADING FOR THE SIXTY-DAY PERIOD FROM ____________ TO ____________

During the sixty (60) calendar day period referred to above, the following purchases and sales, or sales and purchases, of the same securities were effected or are proposed to be effected in covered securities of which I have, or by reason of such transaction acquired, direct or indirect beneficial ownership. (Please provide information for the original and the proposed trade.)

TRANSACTION 1: [ ] AUTHORIZED
               [ ] NOT AUTHORIZED

NAME OF BROKER, DEALER OR BANK AND   NAME OF        ORIGINAL       BUY/SELL   PRICE PER     NUMBER    PRINCIPAL
          ACCOUNT NUMBER             SECURITY   TRANSACTION DATE     OTHER      SHARE     OF SHARES     AMOUNT
----------------------------------   --------   ----------------   --------   ---------   ---------   ---------


NAME OF BROKER, DEALER OR BANK AND    NAME OF       PROPOSED       BUY/SELL   PRICE PER     NUMBER    PRINCIPAL
          ACCOUNT NUMBER             SECURITY   TRANSACTION DATE     OTHER      SHARE     OF SHARES     AMOUNT
----------------------------------   --------   ----------------   --------   ---------   ---------   ---------


TRANSACTION 2: [ ] AUTHORIZED
               [ ] NOT AUTHORIZED

NAME OF BROKER, DEALER OR BANK AND    NAME OF       ORIGINAL       BUY/SELL   PRICE PER     NUMBER    PRINCIPAL
          ACCOUNT NUMBER             SECURITY   TRANSACTION DATE     OTHER      SHARE     OF SHARES     AMOUNT
----------------------------------   --------   ----------------   --------   ---------   ---------   ---------


NAME OF BROKER, DEALER OR BANK AND    NAME OF       PROPOSED       BUY/SELL   PRICE PER     NUMBER    PRINCIPAL
          ACCOUNT NUMBER             SECURITY   TRANSACTION DATE     OTHER      SHARE     OF SHARES     AMOUNT
----------------------------------   --------   ----------------   --------   ---------   ---------   ---------


TRANSACTION 3: [ ] AUTHORIZED
               [ ] NOT AUTHORIZED

NAME OF BROKER, DEALER OR BANK AND    NAME OF       ORIGINAL       BUY/SELL   PRICE PER     NUMBER    PRINCIPAL
          ACCOUNT NUMBER             SECURITY   TRANSACTION DATE     OTHER      SHARE     OF SHARES     AMOUNT
----------------------------------   --------   ----------------   --------   ---------   ---------   ---------


NAME OF BROKER, DEALER OR BANK AND    NAME OF       PROPOSED       BUY/SELL   PRICE PER     NUMBER    PRINCIPAL
          ACCOUNT NUMBER             SECURITY   TRANSACTION DATE     OTHER      SHARE     OF SHARES     AMOUNT
----------------------------------   --------   ----------------   --------   ---------   ---------   ---------


TRANSACTION 4: [ ] AUTHORIZED
               [ ] NOT AUTHORIZED

NAME OF BROKER, DEALER OR BANK AND    NAME OF       ORIGINAL       BUY/SELL   PRICE PER     NUMBER    PRINCIPAL
          ACCOUNT NUMBER             SECURITY   TRANSACTION DATE     OTHER      SHARE     OF SHARES     AMOUNT
----------------------------------   --------   ----------------   --------   ---------   ---------   ---------


NAME OF BROKER, DEALER OR BANK AND    NAME OF       PROPOSED       BUY/SELL   PRICE PER     NUMBER    PRINCIPAL
          ACCOUNT NUMBER             SECURITY   TRANSACTION DATE     OTHER      SHARE     OF SHARES     AMOUNT
----------------------------------   --------   ----------------   --------   ---------   ---------   ---------


Reason for transaction: ________________________________________________________

________________________________________________________________________________

-------------------------------------   ----------------------------------------
Access Person name                      Compliance                         Date


-------------------------------------
Access Person Signature          Date

                                    EXHIBIT 5
            EMPLOYEE ENTERTAIMENT FORM WHEN ANTICIPATED BENEFIT WILL
                                  EXCEED $250.

1. Name and department of Acadian employee who will be attending the event: ____

________________________________________________________________________________

2. Date of event: ______________________________________________________________

3. Location: ___________________________________________________________________

4. Purpose: ____________________________________________________________________

5. Name of Company sponsoring the event or offering the event: _________________

________________________________________________________________________________

6. Name and title of Company representative offering the event: ________________

________________________________________________________________________________

7. Anticipated benefits and value received: ____________________________________

________________________________________________________________________________

8. Have you received or accepted any other entertainment or gifts from this individual or company since January 1 of this year? Yes _____ No _____

If Yes, provide details on when, what and what amount___________________________

________________________________________________________________________________

-------------------------------------   ----------------------------------------
Access Person name                      Supervisor                          Date


-------------------------------------   ----------------------------------------
Access Person Signature          Date   Compliance                          Date

                                    EXHIBIT 6
ACCESS PERSON QUARTERLY REPORT OF GIFTS OR ENTERTAINMENT RECEIVED

                                                      IF EVENT,
                                                         WAS
                                                       COMPANY                      ACTUAL OR
  DATE OF      NAME AND TITLE OF    NAME OF COMPANY      REP.     DESCRIPTION OF   APPROXIMATE
GIFT/EVENT   INDIVIDUAL PROVIDING      PROVIDING       PRESENT      GIFT/EVENT        VALUE
----------   --------------------   ---------------   ---------   --------------   -----------


-------------------------------------   ----------------------------------------
Access Person name                      Supervisor                          Date


-------------------------------------   ----------------------------------------
Access Person Signature          Date   Compliance                          Date

                                    EXHIBIT 7
                        REPORT OF PARTNERSHIP INVOLVEMENT

The Code of Ethics requires any partnership or similar arrangement, either to be participated in or formulated by an employee to be disclosed to the CCO prior to involvement and on at least an annual basis thereafter. Please complete a separate report for each partnership that you are involved with addressing the following questions.

1. Name of Partnership: ________________________________________________________

2. Type of Organization: _______________________________________________________

3. Your position: ______________________________________________________________

4. Start Date of Affiliation: __________________________________________________

5. Any clients involved? Yes _____ No _____

6. Do you have an equity interest in the partnership? Yes _____ No _____

7. Are you compensated for your involvement? Yes _____ No _____

8. Do you have any investment responsibilities on behalf of the partnership?

                                                              Yes _____ No _____

9. Is this partnership eligible for client investment? Yes _____ No _____

10. Provide a description of your role and responsibilities ____________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

-------------------------------------   ----------------------------------------
Access Person name                      Compliance                          Date


-------------------------------------
Access Person Signature          Date

                                    EXHIBIT 8
                 REPORT OF DIRECTORSHIP/RELATIONSHIP INVOLVEMENT

The Code of Ethics requires prior disclosure to the CCO, and at least annual disclosure thereafter, of your involvement as an Officer, Board of Director member, Trustee, Executive Member, or Controlling Person in any Business Venture including, but not limited to, investment organizations, including investment clubs. Please complete a separate report for each Directorship/Relationship that you are involved with addressing the following questions.

In addition, if your spouse, domestic partner or any immediate family member subject to your financial support is an OFFICER, BOARD OF DIRECTOR MEMBER, TRUSTEE, OR EXECUTIVE MEMBER OF A PUBLICLY TRADED COMPANY, please complete a copy of this report on their behalf to disclose each position.

1. Name of Company/Organization: _______________________________________________

2. Type of Company/Organization: _______________________________________________

3. Name of Person involved: ____________________________________________________

4. Position: ___________________________________________________________________

5. Start Date of Affiliation: __________________________________________________

6. Is this publicly traded company? Yes _____ No _____

   If yes, symbol: _____________________________________________________________

7. Are you compensated for your involvement? Yes _____ No _____

   How: ________________________________________________________________________

8. Do you have any investment responsibilities on behalf of the company?

                                                              Yes _____ No _____

9. Provide a description of your role and responsibilities ____________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

-------------------------------------   ----------------------------------------
Access Person name                      Compliance                          Date


-------------------------------------
Access Person Signature          Date

                                    EXHIBIT 9
WRITTEN ACKNOWLEDGMENT OF RECEIPT OF THE AMENDMENTS TO ACADIAN'S CODE OF ETHICS

-    I HAVE RECEIVED A COPY OF AMENDMENTS TO THE ACADIAN CODE OF ETHICS DATED
     __________________________.

- I RECOGNIZE THAT I AND MY IMMEDIATE FAMILY MEMBERS AS DEFINED IN THE CODE OF ETHICS ARE SUBJECT TO THESE AMENDMENTS AND ALL PROVISIONS OF THE CODE.

-    I HAVE READ AND UNDERSTAND THESE AMENDMENTS TO THE CODE OF ETHICS.

- I HAVE HAD THE OPPORTUNITY TO ASK QUESTIONS ABOUT ANY AMENDMENT THAT IS UNCLEAR TO ME.

-    I AGREE TO COMPLY WITH THESES AMENDMENTS AND ALL OTHER TERMS OF THE CODE.

-------------------------------------   ----------------------------------------
Access Person name                      Compliance                          Date


-------------------------------------
Access Person Signature

-------------------------------------
Date

                            NEW HIRE REPORTING FORMS

NEW HIRE - EXHIBIT A:   WRITTEN ACKNOWLEDGMENT OF RECEIPT OF ACADIAN'S
                        CODE OF ETHICS

NEW HIRE - EXHIBIT B:   REPORTABLE INVESTMENT ACCOUNTS

NEW HIRE - EXHIBIT C:   REPORTABLE SECURITIES HOLDINGS

NEW HIRE - EXHIBIT D:   REPORT OF PARTNERSHIP INVOLVEMENT

NEW HIRE - EXHIBIT E:   REPORT OF DIRECTOR/RELATIONSHIP INVOLVEMENT

                              NEW HIRE - EXHIBIT A

            WRITTEN ACKNOWLEDGEMENT OF RECEIPT OF THE CODE OF ETHICS

- I ACKNOWLEDGE RECEIPT OF AND HAVE ACCESS TO A COPY OF THE ACADIAN CODE OF ETHICS DATED APRIL 2006.

- I RECOGNIZE THAT I AND MY IMMEDIATE FAMILY MEMBERS, AS DEFINED IN THE CODE OF ETHICS, ARE SUBJECT TO THE PROVISIONS OF THE CODE.

-    I HAVE READ AND UNDERSTAND ALL PROVISIONS OF THE CODE OF ETHICS.

- I HAVE RECEIVED TRAINING ON THE CODE AND HAVE HAD THE OPPORTUNITY TO ASK QUESTIONS ABOUT ANY PROVISIONS THAT ARE UNCLEAR TO ME.

-------------------------------------   ----------------------------------------
Access Person name                      Compliance                          Date


-------------------------------------
Access Person Signature

-------------------------------------
Date

                              NEW HIRE - EXHIBIT B
                               INVESTMENT ACCOUNTS

As of my day of hire the following is a listing of all the investment accounts reportable under the Code in which I have a direct or indirect interest and in which a reportable security under the Code of Ethics may be purchased(1).

     WHERE THE                           ACCOUNT      DIRECT   INDIRECT   PREVIOUSLY
ACCOUNT IS LOCATED   ACCOUNT NUMBER    REGISTRATION    OWNER     OWNER     DISCLOSED
------------------   --------------   -------------   ------   --------   ----------
EXAMPLE: CHARLES
SCHWAB               XXXX-XXXX        EMPLOYEE, IRA   X                   X

[ ]  Please check here if additional form is required to complete the reporting.

-------------------------------------   ----------------------------------------
Access Person Name                      Compliance                          Date


-------------------------------------
Access Person Signature          Date

----------
(1)  The attached page contains a summary of reportable accounts and securities.

Examples of reportable accounts include:

     -    individual and joint accounts

     -    accounts in the name of a spouse or domestic partner

     - accounts in the name of minor children or other living in your household and/or subject to your financial support

     -    trust accounts

     -    estate accounts

     -    accounts where you have power of attorney or trading authority

     -    other type of accounts in which you have a present or future interest

Examples of Reportable Securities requiring preclearence and the approval of any account in which they can be transacted:

     -    any stock or bond;

     -    investment or futures contracts with the exception of currency;

     -    options or warrants to purchase securities;

     - limited partnerships meeting the definition of a "security" (including limited liability and other companies that are treated as partnerships for U.S. federal income tax purposes);

     -    ETFs, ADRs and GDRs;

     -    closed-end investment companies;

     - shares of open-end mutual funds that are advised or sub-advised by Acadian or one of Acadian's affiliates, including all companies under the Old Mutual umbrellas; and

     -    private investment funds, hedge funds, and investment clubs.

                              NEW HIRE - EXHIBIT C
                               INVESTMENT HOLDINGS

As of my day of hire the following is a list all of my direct or indirect holdings in any reportable security under the Code of Ethics. (In lieu of listing, you can attach a copy of your year end statement for each account in which a reportable security was purchased.)(2)

                                                                          PRICE PER     TYPE OF
                                                                           SHARE AS    OWNERSHIP
    WHERE IS ACCOUNT                                              # OF     OF LAST    (DIRECT OR
         LOCATED           ACCOUNT NUMBER    SECURITY NAME/ID    SHARES   STATEMENT    INDIRECT)
------------------------   --------------   ------------------   ------   ---------   ----------
Example - Charles Schwab   xxxx-xxxx        Microsoft              250      26.50          d
Example - Charles Schwab   XXXX-XXXX        statement attached

[ ]  Please check here if additional form is required to complete the reporting.

-------------------------------------   ----------------------------------------
Access Person Name                      Compliance                          Date


-------------------------------------
Access Person Signature          Date

----------
(2)  The attached page contains a summary of reportable securities.

Examples of Reportable Securities requiring preclearence and the approval of any account in which they can be transacted:

     -    any stock or bond;

     -    investment or futures contracts with the exception of currency;

     -    options or warrants to purchase securities;

     - limited partnerships meeting the definition of a "security" (including limited liability and other companies that are treated as partnerships for U.S. federal income tax purposes);

     -    ETFs, ADRs and GDRs;

     -    closed-end investment companies;

     - shares of open-end mutual funds that are advised or sub-advised by Acadian or one of Acadian's affiliates, including all companies under the Old Mutual umbrellas; and

     -    private investment funds, hedge funds, and investment clubs.

                              New Hire - Exhibit D
                        REPORT OF PARTNERSHIP INVOLVEMENT

The Code of Ethics requires any partnership or similar arrangement, either to be participated in or formulated by an employee to be disclosed to the CCO prior to involvement and on at least an annual basis thereafter. Please complete a separate report for each partnership that you are involved with as of your day of hire addressing the following questions. Please respond "None" and sign and return if appropriate.

1. Name of Partnership: ________________________________________________________

2. Type of Organization: _______________________________________________________

3. Your position: ______________________________________________________________

4. Start Date of Affiliation: __________________________________________________

5. Any clients involved? Yes _____ No _____

6. Do you have an equity interest in the partnership? Yes _____ No _____

7. Are you compensated for your involvement? Yes _____ No _____

8. Do you have any investment responsibilities on behalf of the partnership?

                                                              Yes _____ No _____

9. Is this partnership eligible for client investment? Yes _____ No _____

10. Provide a description of your role and responsibilities ____________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

-------------------------------------   ----------------------------------------
Access Person name                      Compliance                          Date


-------------------------------------
Access Person Signature          Date

                              New Hire - Exhibit E
                 REPORT OF DIRECTORSHIP/RELATIONSHIP INVOLVEMENT

The Code of Ethics requires prior disclosure to the CCO, and at least annual disclosure thereafter, of your involvement as an Officer, Board of Director member, Trustee, Executive Member, or Controlling Person in any Business Venture including, but not limited to, investment organizations, including investment clubs. Please complete a separate report for each Directorship/Relationship that you are involved with as of your day of hire addressing the following questions.

In addition, if your spouse, domestic partner or any immediate family member subject to your financial support is an OFFICER, BOARD OF DIRECTOR MEMBER, TRUSTEE, OR EXECUTIVE MEMBER OF A PUBLICLY TRADED COMPANY, please complete a copy of this report on their behalf to disclose each position.

Please respond "None" and sign and return if appropriate.

1. Name of Company/Organization: _______________________________________________

2. Type of Company/Organization: _______________________________________________

3. Name of Person involved: ____________________________________________________

4. Position: ___________________________________________________________________

5. Start Date of Affiliation: __________________________________________________

6. Is this publicly traded company? Yes _____ No _____

   If yes, symbol:______________________________________________________________

7. Are you compensated for your involvement? Yes _____ No _____

   How: ________________________________________________________________________

8. Do you have any investment responsibilities on behalf of the company?

                                                              Yes _____ No _____

9. Provide a description of your role and responsibilities _____________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

-------------------------------------   ----------------------------------------
Access Person name                      Compliance                          Date


-------------------------------------
Access Person Signature          Date

                 YEAR END REPORTING FORMS FOR ALL ACCESS PERSON

YEAR END - EXHIBIT A:   WRITTEN ACKNOWLEDGMENT OF RECEIPT OF THE ACADIAN'S
                        CODE OF ETHICS

YEAR END - EXHIBIT B:   REPORTABLE INVESTMENT ACCOUNTS

YEAR END - EXHIBIT C:   REPORTABLE SECURITIES HOLDINGS

YEAR END - EXHIBIT D:   REPORT OF PARTNERSHIP INVOLVEMENT

YEAR END - EXHIBIT E:   REPORT OF DIRECTOR/RELATIONSHIP INVOLVEMENT

                              YEAR END - EXHIBIT A
       ANNUAL CERTIFICATION AND WRITTEN ACKNOWLEDGEMENT OF RECEIPT OF THE
                                 CODE OF ETHICS

- I ACKNOWLEDGE RECEIPT OF AND HAVE ACCESS TO A COPY OF THE ACADIAN CODE OF ETHICS DATED ____________.

- I RECOGNIZE THAT I AND MY IMMEDIATE FAMILY MEMBERS, AS DEFINED IN THE CODE OF ETHICS, ARE SUBJECT TO THE PROVISIONS OF THE CODE.

-    I HAVE READ AND UNDERSTAND ALL PROVISIONS OF THE CODE OF ETHICS.

- I HAVE RECEIVED TRAINING ON THE CODE AND HAVE HAD THE OPPORTUNITY TO ASK QUESTIONS ABOUT ANY PROVISIONS THAT ARE UNCLEAR TO ME.

- IT IS MY BELIEF THAT I HAVE COMPLIED WITH THE PROVISIONS OF THE CODE OF ETHICS DURING THE PAST YEAR INCLUDING THE REPORTING OF ALL SECURITIES TRANSACTIONS.

-------------------------------------   ----------------------------------------
Access Person name                      Compliance                          Date


-------------------------------------
Access Person Signature

-------------------------------------
Date

                              YEAR END - EXHIBIT B
                               INVESTMENT ACCOUNTS
                ANNUAL CODE OF ETHICS REPORTING AS OF ___________

As of ____________, please list all the investment accounts in which you have a direct or indirect interest and in which a reportable security under the Code of Ethics may be purchased.(3) Respond "None" then sign and return if appropriate.

WHERE THE                                    ACCOUNT       DIRECT   INDIRECT   PREVIOUSLY
ACCOUNT IS LOCATED        ACCOUNT NUMBER   REGISTRATION     OWNER     OWNER     DISCLOSED
-----------------------   --------------   -------------   ------   --------   ----------
EXAMPLE: CHARLES SCHWAB   XXXX-XXXX        EMPLOYEE, IRA   X                   X

-------------------------------------   ----------------------------------------
Access Person Name                      Compliance                          Date


-------------------------------------
Access Person Signature          Date

[ ] Please check here if an additional form is required to complete reporting.

----------
(3) On the accompanying page are examples from the Code of Ethics of reportable accounts and reportable securities.

Examples of reportable accounts include:

     -    individual and joint accounts

     -    accounts in the name of a spouse or domestic partner

     - accounts in the name of minor children or other living in your household and/or subject to your financial support

     -    trust accounts

     -    estate accounts

     -    accounts where you have power of attorney or trading authority

     -    other type of accounts in which you have a present or future interest

Examples of Reportable Securities requiring preclearence and the approval of any account in which they can be transacted:

          -    any stock or bond;

          -    investment or futures contracts with the exception of currency;

          -    options or warrants to purchase securities;

          - limited partnerships meeting the definition of a "security" (including limited liability and other companies that are treated as partnerships for U.S. federal income tax purposes);

          -    ETFs, ADRs, EDRS and GDRs;

          -    closed-end investment companies;

          - shares of open-end mutual funds that are advised or sub-advised by Acadian or one of Acadian's affiliates, including all companies under the Old Mutual umbrellas*; and

          -    private investment funds, hedge funds, and investment clubs.

                              YEAR END - EXHIBIT C
                               INVESTMENT HOLDINGS
                 ANNUAL CODE OF ETHICS REPORTING AS OF _________

As of ___________, please list all of your direct or indirect holdings in any reportable security under the Code of Ethics.(4) In lieu of listing, you can attach a copy of your year end statement for each account in which a reportable security was purchased. Respond "None" then sign and return if appropriate.

                                                                # OF    PRICE PER     TYPE OF
                                                               SHARES    SHARE AS    OWNERSHIP
                                                                AS OF    OF 12/31   (DIRECT OR
WHERE IS ACCOUNT LOCATED   ACCOUNT NUMBER   SECURITY NAME/ID    12/31   STATEMENT    INDIRECT)
------------------------   --------------   ----------------   ------   ---------   ----------
Example - Charles Schwab   XXXX-XXXX        Microsoft            250      26.50          d
Example - Charles Schwab   XXXX-XXXX        12/31 statement
                                            attached

-------------------------------------   ----------------------------------------
Access Person Name                      Compliance                          Date


-------------------------------------
Access Person Signature          Date

[ ] Please check here if an additional form is attached to complete your reporting.

----------
(4) On the accompanying page are examples from the Code of Ethics of reportable securities.

Examples of Reportable Securities requiring preclearence and the approval of any account in which they can be transacted:

     -    any stock or bond;

     -    investment or futures contracts with the exception of currency;

     -    options or warrants to purchase securities;

     - limited partnerships meeting the definition of a "security" (including limited liability and other companies that are treated as partnerships for U.S. federal income tax purposes);

     -    ETFs, ADRs and GDRs;

     -    closed-end investment companies;

     - shares of open-end mutual funds that are advised or sub-advised by Acadian or one of Acadian's affiliates, including all companies under the Old Mutual umbrellas; and

     -    private investment funds, hedge funds, and investment clubs.

                              Year End - Exhibit D
                       REPORT OF PARTNERSHIP INVOLVEMENT
                ANNUAL CODE OF ETHICS REPORTING AS OF _________

The Code of Ethics requires any partnership or similar arrangement, either to be participated in or formulated by an employee to be disclosed to the CCO prior to involvement and on at least an annual basis thereafter. As of ___________, please complete a separate report for each partnership that you are involved with addressing the following questions. Please respond "None" and sign and return if appropriate.

1.  Name of Partnership: _______________________________________________________

2.  Type of Organization: ______________________________________________________

3.  Your position: _____________________________________________________________

4.  Start Date of Affiliation: _________________________________________________

5.  Any clients involved? Yes _____ No _____

6.  Do you have an equity interest in the partnership? Yes _____ No _____

7.  Are you compensated for your involvement? Yes _____ No _____

8.  Do you have any investment responsibilities on behalf of the partnership?

                                                        Yes _____ No _____

9.  Is this partnership eligible for client investment? Yes _____ No _____

10. Provide a description of your role and responsibilities ____________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

-------------------------------------   ----------------------------------------
Access Person Name                      Compliance                          Date


-------------------------------------
Access Person Signature          Date


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                              Year End - Exhibit E
                 REPORT OF DIRECTORSHIP/RELATIONSHIP INVOLVEMENT
                ANNUAL CODE OF ETHICS REPORTING AS OF ___________

The Code of Ethics requires prior disclosure to the CCO, and at least annual disclosure thereafter, of your involvement as an Officer, Board of Director member, Trustee, Executive Member, or Controlling Person in any Business Venture including, but not limited to, investment organizations, including investment clubs. As of _________, please complete a separate report for each Directorship/Relationship that you are involved with addressing the following questions.

In addition, if your spouse, domestic partner or any immediate family member subject to your financial support is an OFFICER, BOARD OF DIRECTOR MEMBER, TRUSTEE, OR EXECUTIVE MEMBER OF A PUBLICLY TRADED COMPANY, please complete a copy of this report on their behalf to disclose each position.

Please respond "None" and sign and return if appropriate.

1. Name of Company/Organization: _______________________________________________

2. Type of Company/Organization: _______________________________________________

3. Name of Person involved: ____________________________________________________

4. Position: ___________________________________________________________________

5. Start Date of Affiliation: __________________________________________________

6. Is this publicly traded company? Yes _____ No _____

   If yes, symbol:______________________________________________________________

7. Are you compensated for your involvement? Yes _____ No _____

   How:_________________________________________________________________________

8. Do you have any investment responsibilities on behalf of the company?

                                                              Yes _____ No _____

9. Provide a description of your role and responsibilities _____________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

-------------------------------------   ----------------------------------------
Access Person Name                      Compliance                          Date


-------------------------------------
Access Person Signature          Date

                                   APPENDIX A

DEFINITIONS

"ACCESS PERSON" includes:

     a. Any officer, director or employee of Acadian (or other person occupying a similar status or performing a similar function);

     b. Any other person who provides advice on behalf of Acadian and is subject to Acadian's supervision and control; and

     c. Any temporary worker, consultant, independent contractor, or any particular person designated by the Chief Compliance Officer.

     d. "IMMEDIATE FAMILY" member is defined to include any relative by blood or marriage living in an Access Person's household (spouse, minor children, a domestic partner etc.), or someone who is primarily supported financial by the Access Person.

     e. Any person who's account you have a direct or indirect beneficial interest in, including investment accounts where you act as trustee, power or attorney or have some sort of legal authority.

     "Access person" is a person who:

     a. has access to nonpublic information regarding any client's purchase or sale of securities, or nonpublic information regarding the portfolio holdings of any investment company Acadian or its control affiliates manage;

     b. is involved in making securities recommendations to clients, or has access to such recommendations that are nonpublic; or

     c. is a director or officer of Acadian (or other person occupying a similar status or performing a similar function).

"BENEFICIAL OWNERSHIP" is to be determined in the same manner as it is for purposes of Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder which, generally speaking, encompasses those situations where the Beneficial Owner has the right to enjoy some economic benefit from the investment account or ownership of the Security. "DIRECT" means that the account is in the name of the access person. "INDIRECT" means the account is in the name of another party but you have an interest i.e. spouse's account.

"CLIENTS" mean those persons or entities for whom the Company acts as investment manager or fiduciary, including any trusts or funds which fall under the Investment Company Act of 1940.

"SECURITY" is defined to include:

     -    options on securities, on indexes and on currencies;

     -    futures contracts;

     - limited partnerships (including limited liability and other companies that are treated as partnerships for U.S. federal income tax purposes);

     -    foreign unit trusts and foreign mutual funds;

     -    closed-end investment companies;

     - shares of open-end mutual funds that are advised or sub-advised by Acadian or one of Acadian's affiliates, including all companies under the Old Mutual umbrellas*; and

     -    private investment funds, hedge funds, and investment clubs;


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

but specifically does not include:

     -    direct obligations of the U.S. government;

     - bankers' acceptances, bank certificates of deposit, commercial paper, and high quality short-term debt obligations, including repurchase agreements;

     - shares issued by money market funds (domiciled inside or outside the United States);

     - shares of open-end mutual funds that are not advised or sub-advised by Acadian or one of Acadian's affiliates, including all companies under the Old Mutual umbrellas; and

     - shares issued by unit investment trusts that are invested exclusively in one or more open-end funds, none of which are funds advised or sub-advised by Acadian or one of Acadian's affiliates, including all companies under the Old Mutual umbrellas.


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

                                   APPENDIX B

Acadian, an investment adviser and sub-adviser to certain Investment Company Act mutual funds, follows specific procedures mandated by Rule 17j-1 of the Investment Company Act and any other reporting requirements required by the Trust or investment adviser whose fund Acadian advises.

I.   SEI INSTITUTIONAL INVESTMENTS TRUST

This section applies to the SEI Institutional Investments Trust (the "Trust").

In the instances where the Company serves as an investment advisor to the Trust, the Company will:

     1. Submit to the Board of Trustees of the Trust a copy of its code of ethics adopted pursuant to Rule 17j-1, which code shall comply with the recommendations of the Investment Company Institute's Advisory Group on Personal Investing;

     2. Promptly report to the Trust in writing any material amendments to such Code;

     3. Promptly furnish to the Trust upon request copies of any reports made pursuant to such Code by any person who is an Access Person as to the Trust, and

     4. Shall immediately furnish to the Trust, without request, all material information regarding any violation of such Code by any person who is an Access Person as to the Trust.

II.  THE ADVISERS INNER CIRCLE FUND - ACADIAN EMERGING MARKETS PORTFOLIO

This section applies to the AIC Acadian Emerging Markets Portfolio (the "Fund").

A.   REPORTING OF VIOLATIONS TO THE BOARD OF DIRECTORS OF THE FUND

     1. The Compliance Officer of the Fund shall promptly report to the Board of Directors of the Fund ("the Board") all material violations of this Code of Ethics and the reporting requirements thereunder.

     2. When the Compliance Officer of the Fund finds that a transaction otherwise reportable to the Board under Paragraph 1.) of this Section could not reasonably be found to have resulted in a fraud, deceit or manipulative practice in violation of Rule 17j-1(a), he may, in his discretion, lodge a written memorandum of such finding and the reasons therefore with the reports made pursuant to this Code of Ethics, in lieu of reporting the transaction to the Board.

     3. The Board, or a Committee of Directors created by the Board for that purpose, shall consider reports made to the Board hereunder and shall determine whether or not this Code of Ethics has been violated and what sanctions, if any, should be imposed.

B.   ANNUAL REPORTING TO THE BOARD OF DIRECTORS OF THE FUND


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

     The Compliance Officer of the Fund shall prepare an annual report relating to this Code of Ethics to the Board. Such annual report shall:

          1. summarize existing procedures concerning personal investing and any changes in the procedures made during the past year;

          2. identify material violations requiring significant remedial actions during the past year; and

          3. identify any recommended changes in the existing restrictions or procedures based upon the Fund's experience under its Code of Ethics, evolving industry practices or developments in applicable laws or regulations.

C.   SANCTIONS

     Upon discovering a violation of this Code, the Board of Directors may impose such sanctions as they deem appropriate, including, among other things, a letter of censure or suspension or termination of the employment of the violator.

D.   MISCELLANEOUS

     In the event of conflict between the Code of Ethics and the terms of the Code of Ethics of the Fund, the terms of the Fund's Code will govern.


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

                                   APPENDIX C

ANSWERS TO COMMONLY ASKED QUESTIONS

I. GENERAL QUESTIONS

1.   I am a new employee. What forms do I fill out?

New employees are required to fill out the following 5 forms (exhibits A-B in the Code of Ethics):

     -    Written Acknowledgment of Receipt of Acadian's Code of Ethics

     -    Reportable Investment Accounts

     -    Reportable Securities Holdings

     -    Report of Partnership Involvement

     -    Report of Director/Relationship Involvement

These forms must be completed and returned to the Compliance Officer no later than 10 days after the employee's start date. (See page 23 for information on New Hire Reporting)

2. Where can I find a list of mutual funds that are advised or sub-advised by Acadian affiliates?

A complete list of mutual funds that are advised or sub-advised by Acadian or one of Acadian's affiliates (including all companies under the Old Mutual umbrellas) is maintained by the Chief Compliance Officer and is updated quarterly. The most recent list is available on Acadian's employee website.

3.   Who is covered by the Code?

All on-site employees and their dependents are considered Access Persons and are subject to the principles, procedures and regulations outlined in the Code. Examples of Access Persons include, but are not limited to spouses, domestic partners, children, and dependent family members. If you require further clarification as to who is considered an Access Person, please ask a member of the Compliance Committee before any action is taken that could be considered contrary to the Code (See Page 9 for a complete description of who is covered by the Code)

4. Which accounts require notice and approval and how do I notify you of a new investment account?

You must notify a member of the compliance team when opening any new account in which you have a direct or indirect beneficial interest and in which a security covered by the Code can be purchased. This includes but is not limited to:

     -    Individual and joint accounts

     -    Accounts in the name of a spouse or domestic partner

     - Accounts in the name of minor children or any other person living in your house and/or dependent on you for financial support

     -    Trust accounts

     -    Estate accounts

     -    Accounts where you have power of attorney or trading authority


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

Please use the Investment Account Approval form (exhibit 1) in the Code of Ethics to report new accounts or disclose a new account as part of the monthly transaction reporting. A copy of these forms are also available on the employee web site. (See page 10 for information on accounts covered by the Code)

5.   DO I HAVE TO REPORT OR PRECLEAR TRANSACTIONS IN MY ACADIAN 401K?

No, employees are not required to report or preclear transactions that they make in their 401K accounts. (See page 10 for a list of accounts covered by the Code)

6. What type of securities require preclearance and how do I get a trade approved?

Securities covered by the scope of the Code of Ethics include:

     -    All stocks and bonds

     -    Investment or futures contracts (except for currency forwards)

     -    Options or warrants

     -    Limited partnerships

     -    ETFs, ADRs, EDRs and GDRs

     -    Closed-end investment companies

     - Open-end mutual funds that are advised or sub-advised by Acadian or one of its affiliates

     -    Private investment funds, hedge funds and investment clubs

All transactions in these security types must be pre-cleared by a member of the Compliance group. Preclearance is good for a period of 24 hours. To obtain trading approval, please complete the Personal Securities Transaction Preclearance form (exhibit 2 in the Code) which is available on the employee web site. (See pages 15-16 for details on personal securities transactions)

7.   How long do I have to wait before I can sell a stock?

Unless the Chief Compliance Officer grants an exception, no Access Person may profit in the purchase or sale, or sale and purchase of the same securities within 60 calendar days. Trades made in violation of this prohibition should be unwound immediately if possible. Otherwise, any profits realized on such a transaction are subject to disgorgement to a charity designated by Acadian or to a client if appropriate. (See page 16 for Acadian's short-term trading policy)

8. How can I obtain pre-clearance for a short-term trade (less than 60 days between trades)?

The short-term trade rule can be circumvented with prior approval from the Chief Compliance Officer. To submit a request for approval of a short-term trade, please complete the Short-Term Trading Reporting and Approval form (exhibit 4 in the Code) which is available on the employee web site.

9.   Does Acadian have a blackout period? If so, are there any exceptions?

A five (5) day blackout period applies to Access Person trading. A "pre-trade" blackout period of trade date plus two days prior to trade date will apply to all Access Persons who become aware or reasonably should have been aware because of their job responsibilities that a security is being considered for purchase or sale for a client account. This "pre-trade" blackout period will not apply to Access Persons who did not know of and had no reason to know of the pending transaction. A "post-trade" blackout period of trade date plus two days after trade date will


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

apply to all Access Persons regardless of job responsibilities. Exeptions to this rule include transactions in stocks where the market cap exceeds $2 billion and/or where the number of shares being purchased or sold is less than 500. Also exempt from the blackout period are transactions effected for the employee's 401K plan or purchases made as part of a dividend reinvestment plan (DRIP). (See page 16 for additional details about black-out periods)

10.  What is Acadian's gift and entertainment policy?

Persons may not accept inappropriate gifts, favors, entertainment, special accommodations or other things of material value that could influence their decision making or make them feel beholden to a person or firm. Access Persons are expressly prohibited from considering gifts, gratuities or entertainment when choosing brokers or vendors. Similarly, Access Persons may not offer gifts, favors, entertainment or other things of value that could be viewed as overly generous or aimed at influencing decision-making or making a client feel beholden to Acadian or the Access Person. For purposes of the Code, value of gifts or services received or offered may not exceed $250 ($100 if the Access Person is registered with the NASD). If the anticipated value of the entertainment is expected to exceed $250 per person, preapproval from a supervisor is required prior to acceptance of the entertainment. Persons may provide or accept an occasional business entertainment event, at a venue where business is typically discussed, such as dinner or a sporting event, of reasonable value, provided that the person or a representative of the entity providing the entertainment is present.

Approval for such events should be solicited using the Entertainment Approval form (exhibit 5). All employees are required to report any gifts or entertainment received on a quarterly basis using the Quarterly Gift and Entertainment Reporting form (exhibit 6). (See pages 18-19 for details on Acadian's gift and entertainment policy)

11. What is the policy regarding political contributions? Charitable contributions?

Acadian and all Access Persons are prohibited from making political contributions to any candidate or party for the purpose of obtaining or retaining advisory contracts. This includes contributing to any candidate involved with or having any influence over the investment manager selection process. Acadian as a firm does not make political contributions. In general, access persons are prohibited from making a political contribution to any candidate for office in a state or district for which the employee is not eligible to vote.

Although Acadian encourages its Access Persons to be charitable, no donations should be made or should appear to have been made for the purpose of obtaining or retaining client business. Any client or prospect request to Acadian or an Acadian employee for a charitable donation should be brought to the attention of the Compliance Committee. Any donation made by the firm or an employee to a client or prospect charity should be nominal so as not appear to have been made to obtain or retain the business. (See page 19 for details on Acadian's contributions policy)

II. FIDUCIARY DUTY AND CONFLICTS OF INTEREST (SEE PAGES 12-13 FOR ADDITIONAL INFORMATION ON CONFLICTS OF INTEREST)

1.   What constitutes a conflict of interest?

Conflicts of interest can arise in any number of situations. No comprehensive list of all possible conflicts of interest can be provided in this memorandum. However, the following example may be helpful. Consider these two cases: an Access Person seeking to induce a bank to give the


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

Access Person a loan in exchange for maintaining excessive cash balances of a Client with the bank, and an Access Person executing trades for a Client through a broker-dealer that provides research services for the Company but charges commissions higher than other broker-dealers. In the first case, such activity would be a violation of an Access Person's fiduciary duty and might subject the Access Person and the Company to liability under the Advisers Act and other applicable laws. In the latter case, if the Company determines in good faith that the higher commissions are reasonable in relation to the value of the brokerage and research services provided, the payment of higher commissions may be permitted under the safe harbor of Section 28(e) of the Securities Exchange Act of 1934 -- as long as appropriate disclosure is made to the Client and in the Company's Form ADV.

Another common conflict of interest occurs when the Company pays some consideration to a person for recommending the Company as an adviser. In those circumstances, an Access Person must make disclosure to any prospective Client of any consideration paid for recommending the Company's services to that prospective Client and the Company must comply with Rule 206(4)-3 of the Advisers Act. This Rule governs situations involving cash payments for Client solicitations and requires that specific disclosure documents containing information about the solicitor and the adviser be provided to a prospective Client at the time of the solicitation.

2.   How should conflicts of interest be handled?

The Company and its Access Persons have a fiduciary duty to act for the benefit of the Clients and to take action on the Clients' behalf before taking action in the interest of any Access Person or the Company.

The manner in which any Access Person discharges this fiduciary duty depends on the circumstances. Sometimes general disclosure of common conflicts of interest may suffice. In other circumstances, explicit consent of the Client to the particular transaction giving rise to a conflict of interest may be required or an Access Person may be prohibited from engaging in the transaction regardless of whether the Client consents.

The Client's consent will not in all cases insulate the Access Person against a claim of breach of the Access Person's fiduciary duty. Full disclosure of all material facts must be given if consent is to be effective. As a result, consents concerning possible future breaches of laws will not usually work. However, waivers of known past violations may be effective. In addition, a Client under the Control and influence of the Access Person or who has come to rely on the Access Person's investment decisions cannot effectively consent to a conflict of interest or breach of fiduciary duty. Consent must be competent, informed and freely given.

The duty to disclose and obtain a Client's consent to a conflict of interest must always be undertaken in a manner consistent with the Access Person's duty to deal fairly with the Client. Therefore, even when taking action with a Client's consent, each Access Person must always seek to assure that the action taken is fair to the Client.

If any Access Person is faced with any conflict of interest, he or she should consult the Chief Compliance Officer or designee prior to taking any action.


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

III. MATERIAL INSIDE INFORMATION (SEE PAGES 13-14 FOR ADDITIONAL INFORMATION ON INSIDER TRADING)

1.   Who is subject to the insider trading rules?

All Company staff and all persons -- friends, relatives, business associates and others -- who receive nonpublic material inside information from Company staff concerning an issuer of securities (whether such issuer is a Client or not) are subject to these rules. It does not matter whether the issuer is public or private.

At the Company, the rules apply to officers, marketing, advisory, administrative, secretarial, or other staff. Furthermore, if any Access Person gives nonpublic material inside information concerning an issuer of securities to a person outside the Company and that person trades in securities of that issuer, the Access Person and that person may have both civil and criminal liability.

2.   What is "material inside information"?

Generally speaking, material inside information is significant information about an issuer's business or operations (past, present or prospective) that becomes known to an Access Person and which is not otherwise available to the public. While the exact meaning of the word "material" is not entirely clear, it turns on whether the information about an issuer would influence an investor in any investment decision concerning that issuer's securities and whether the information has not already been disclosed to the public. Under current court decisions, it makes no difference whether the material inside information is good or bad. Needless to say, if the undisclosed information would influence an Access Person's own decision to buy or sell or to trade for a Client or the Company, the information probably is material and an Access Person should not trade or permit the Company to trade for a Client or itself until it has been publicly disclosed.

3. How does "material inside information" differ from "confidential information"?

Here is an example that should clarify the difference between the two. Suppose the Company is engaged by the president of a publicly traded corporation to provide advice concerning her personal pension fund and while working on the matter an Access Person learns the amount of alimony she pays to her former spouse. That discovery should be kept confidential, but it almost certainly has no bearing on the value of her corporation's securities (i.e., it is not material) and, in fact, it probably is not "inside information" about the corporation itself. Accordingly, an Access Person of the Company could buy or sell securities of that issuer so long as the Access Person possesses no material nonpublic information about the corporation. But disclosure of the president's alimony payments would be entirely improper and in breach of fiduciary duty.

In other words, confidential information should never be disclosed, but it is not always material inside information. Knowing it is not necessarily an impediment to participating in the securities markets concerning a particular issuer.

4. Are there certain kinds of information that are particularly likely to be "material inside information"?

Yes. While the following list is by no means complete, information about the following subjects is particularly sensitive:


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

          a.   Dividends, stock dividends and stock splits.

          b.   Sales and earnings and forecasts of sales and earnings.

          c.   Changes in previously disclosed financial information.

          d. Corporate acquisitions, tender offers, major joint ventures or merger proposals.

          e. Significant negotiations, new contracts or changes in significant business relationships.

          f.   Changes in Control or a significant change in management.

          g. Adoption of stock option plans or other significant compensation plans.

          h.   Proposed public or private sales of additional or new securities.

          i.   Significant changes in operations.

          j.   Large sales or purchases of stock by principal stockholders.

          k. Purchases or sales of substantial corporate assets, or decisions or agreements to make any such purchase or sale.

          l.   Significant increases or declines in backlogs of orders.

          m.   Significant new products to be introduced.

          n.   Write-offs.

          o.   Changes in accounting methods.

          p. Unusual corporate developments such as major layoffs, personnel furloughs or unscheduled vacations for a significant number of workers.

          q. Labor slowdowns, work stoppages, strikes, or the pending negotiation of a significant labor contract.

          r. Significant reductions in the availability of goods from suppliers or shortages of these goods.

          s.   Extraordinary borrowings.

          t.   Major litigation.

          u. Governmental investigations concerning the Company or any of its officers or directors.

          v.   Financial liquidity problems.

          w.   Bankruptcy proceedings.

          x.   Establishment of a program to repurchase outstanding securities.

5.   What is the law regarding the use of material inside information?

Federal law, and the policy of the Company, prohibit any Access Person from using material inside information, whether obtained in the course of working at the Company or otherwise, for his or her private gain, for the Company's gain or for a Client's gain and prohibit any Access Person from furnishing such information to others for their private gain. This is true whether or not the information is considered "confidential". When in doubt, the information should be presumed to be material and not to have been disclosed to the public. No trades should be executed for any Access Person, any Client or for the Company, if the person executing the trade or the Company has material inside information about the issuer.

6.   What is "tipping"?

Under the federal securities laws, it is illegal to disclose (or "tip") material inside information to another person who subsequently uses that information for his or her profit.

Questions regarding whether such information may constitute "inside" information should be referred to the Chief Compliance Officer.


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

7. To whom must material inside information be disclosed before an Access Person can trade?

To the public. Public disclosure of material events is usually made by means of an official press release or filing with the SEC. An Access Person's disclosure to a broker or other person will not be effective, and such Access Person may face civil or criminal liability if such Access Person (or the person to whom the Access Person makes disclosure) trades on the basis of the information. Company staff should be aware that in most cases they are not authorized to disclose material events about an issuer to the public and that right usually belongs to the issuer alone.

8. How does an Access Person know whether particular material inside information has been publicly disclosed?

If an Access Person sees information in a newspaper or public magazine, that information will clearly have been disclosed. Information in a filing with the SEC or a press release will also have been disclosed. However, the courts have said that one should wait for a reasonable period of time after the publication, filing or release date to assure that the information has been widely disseminated and that the public has had sufficient time to evaluate the news. If any Access Person has any questions about whether information has been disclosed, such Access Person should not trade in the affected securities.

9. What must an Access Person do with respect to material inside information obtained after a decision is already made or buy or sell that Security?

Company staff may not purchase or sell any securities about which they have inside information for their own, the Company's or for a Client's account or cause Clients to trade on such information until after such information becomes public. The foregoing prohibition applies whether or not the material inside information is the basis for the trade. Company staff should be alert for information they receive about issuers on their recommendation or approved lists that may be material inside information. Whenever Company staff come into possession of what they believe may be material nonpublic information about an issuer, they should notify the Chief Compliance Officer because the Company as a whole may have an obligation not to trade in the securities of the issuer.

10. Who is available for additional advice or advice about a particular situation?

The Chief Compliance Officer or his designee will oversee matters relating to inside information and prohibitions on insider trading. Currently, all questions should be addressed to Scott Dias or, in his absence, Mark Minichiello.

IV. CONFIDENTIAL INFORMATION (SEE PAGE 20 FOR ADDITIONAL INFORMATION REGARDING CONFIDENTIALITY)

1.   What is confidential information?

An investment adviser has a fiduciary duty to its Clients not to divulge information obtained in connection with its services as an adviser. Therefore, all information, whether of a personal or business nature, that an Access Person obtains about a Client's affairs during employment with the Company should be treated as confidential both during the Access Persons employment and


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

after employment terminates. Such information may sometimes include information about non-Clients, and that information should likewise be held in confidence. Even the fact that the Company advises a particular Client should ordinarily be treated as confidential.

2. Who is subject to the Company's policies concerning confidential information?

All personnel -- officers and advisory, marketing, administrative and secretarial staff -- are subject to these policies. (For the sake of convenience, this group is sometimes referred to in this memorandum as "Company staff").

3. What are the duties and responsibilities of Company staff with respect to confidential information?

Since an investment adviser has a fiduciary duty to its Clients not to divulge information obtained from or about a Client in connection with its services as an adviser, Company staff must not repeat or disclose confidential information received from or about Clients outside the Company to anyone, including relatives, friends or strangers. Any misuse of confidential information about a Client is a disservice to the Client that may cause both the Client and the Company substantial injury. Failure to comply with this policy may have very serious consequences for Company staff and for the Company, including termination and criminal action.

4. What are some steps that Company staff can take to assure that confidential information is not disclosed to persons outside the office?

There are a number of steps Company staff should take to help preserve Client and other confidences, including the following:

     i. Company staff should be sensitive to the problem of inadvertent or accidental disclosure. Careless conversation, naming names or describing details of a current or proposed trade, investment or transaction in a lounge, hallway, elevator or restore, or in a train, taxi, airplane, restaurant or other public place, can result in the disclosure of confidential information and should be strictly avoided.

     ii. Maintenance of confidentiality requires careful safeguarding of papers and documents, both inside and outside the Company. Documents and papers should be kept in appropriately marked file folders and locked in file cabinets when appropriate.

     iii. If an Access Person uses a speakerphone, the Access Person should be careful to refrain from using it in any way that might increase the likelihood of accidental disclosure. Use caution, for example, when participating in a speakerphone conversation dealing with confidential information if the office door is open, or if the speakerphone volume is set too high. The same applies if an Access Person knows or suspects that a speakerphone or a second extension phone is being used at the other end of a telephone conversation.

     iv. In especially sensitive situations, it may be necessary to establish barriers to the exchange of information within the Company and to take other steps to prevent the leak of confidential information.


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